Registration No. 2-82590
811-3694

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              / X /


      PRE-EFFECTIVE AMENDMENT NO. ______                             /   /


     POST-EFFECTIVE AMENDMENT NO.  23                               / X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      / X /


       AMENDMENT No.   23                                             / X /


                   OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                   (Exact Name of Registrant as Specified in Charter)

             Two World Trade Center, New York, New York 10048-0203
                        (Address of Principal Executive Offices)

                                1-212-323-0200
                      (Registrant's Telephone Number)

                        ANDREW J. DONOHUE, ESQ.
                   Oppenheimer Management Corporation
                        Two World Trade Center
                   New York, New York 10048-0203
                (Name and Address of Agent for Service)

     It is proposed that this filing will become effective


       /   /  Immediately upon filing pursuant to paragraph (b)


       / X /  On November 1, 1995,  pursuant to paragraph (b)


       /   /  60 days after filing pursuant to paragraph (a)(1)


       /   /  On _________________, pursuant to paragraph (a)(1)


       /   /  75 days after filing pursuant to paragraph (a)(2)


       /   /  On                   pursuant to paragraph (a)(2)
    of Rule 485
______________________________________________________________________________
The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940. A Rule 24f-2
Notice for the Registrant's fiscal year ended June 30, 1995, was filed on August 28, 1995.
FORM N-1A

OPPENHEIMER GOLD & SPECIAL MINERALS FUND
Cross Reference Sheet

Part A of
Form N-1A
Item No.   Prospectus Heading

      1    Front Cover Page
      2    Expenses; Overview of the Fund
      3    Financial Highlights; Performance of the Fund
      4 Front Cover Page; Investment Objective and Policies; Investment Restrictions; How the Fund
           is Managed--Organization and History
      5    How the Fund is Managed; Expenses; Back Cover
      5A   Performance of the Fund
      6 How the Fund is Managed--Organization and History; The Transfer Agent; Dividends, Capital
           Gains and Taxes
      7 How to Buy Shares; How to Exchange Shares; Special Investor Services; Service Plan for Class
           A Shares; Distribution and Service Plan for Class B Shares; Distribution and Service Plan for
           Class C Shares; How to Sell Shares; Shareholder Account Rules and Policies
      8    How to Sell Shares; Special Investor Services
      9    *

Part B of
Form N-1A  Heading in Statement of
Item No.   Additional Information

      10   Cover Page
      11   Cover Page
      12   *
      13 Investment Objective and Policies; Other Investment Techniques and Strategies;
           Additional Investment Restrictions
      14   How the Fund is Managed - Trustees and Officers of the Fund;
      15   How the Fund is Managed - Major Shareholders
      16   How the Fund is Managed; Distribution and Service Plans
      17   Brokerage Policies of the Fund
      18   Additional Information - About the Fund
      19 Your Investment Account-How to Buy Shares; How to Sell Shares; How to Exchange Shares
      20   Dividends, Capital Gains and Taxes
      21   How the Fund is Managed; Brokerage Policies of the Fund
      22   Performance of the Fund
      23   Financial Statements
      ______________________________________
      * Not applicable or negative answer.

Oppenheimer
Gold & Special Minerals Fund
Prospectus dated November 1, 1995

      Oppenheimer Gold & Special Minerals Fund (the "Fund") is a mutual fund that seeks capital appreciation as its investment objective. The Fund does not invest to earn current income to distribute to shareholders.

      In seeking its objective, the Fund invests mainly in securities of companies engaged in mining, processing, fabricating or distributing gold or other metals or minerals in the United States and in foreign countries. Normally at least 50% of the Fund's investments are expected to be in foreign securities. The Fund may also invest to a limited extent in gold or silver bullion, other precious metals, strategic metals, and other metals naturally occurring with such metals, and gold or silver coins.
The Fund also uses "hedging" instruments, to try to reduce the risks of market and currency fluctuations that affect the value of the securities the Fund holds.

      Some investment techniques the Fund uses may be considered to be speculative. These techniques may increase the risks of investing in the Fund and the Fund's operating costs. You should carefully review the risks associated with an investment in the Fund. Please refer to "Investment Objective and Policies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

(OppenheimerFunds logo)

Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents
                                                     Page

           ABOUT THE FUND

           Expenses
           A Brief Overview of the Fund
           Financial Highlights
           Investment Objective and Policies
           How the Fund is Managed
           Performance of the Fund

           ABOUT YOUR ACCOUNT

           How to Buy Shares
           Class A Shares
           Class B Shares
           Class C Shares
           Special Investor Services
           AccountLink
           Automatic Withdrawal and Exchange
             Plans
           Reinvestment Privilege
           Retirement Plans
           How to Sell Shares
           By Mail
           By Telephone
           How to Exchange Shares
           Shareholder Account Rules and Policies
           Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended June 30, 1995.

      - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages 22 through 36 for an explanation of how and when these charges apply.



                          Class          Class           Class
                          A Shares       B Shares        C Shares
Maximum Sales Charge
 on Purchases
 (as a % of
  offering price)         5.75%          None            None
Sales Charge on
Reinvested Dividends      None           None            None
Deferred Sales Charge
  (as a % of the
  lower of the
  original purchase
  price or redemption
  proceeds)               None(1)   5% in the first      1% if
                                    year, declining      redeemed
                                    to 1% in the         within 12
                                    sixth year           months of
                                    and eliminated       purchase(2)
                                    thereafter(2)
Exchange Fee              None      None                 None
Redemption Fee            None(3)   None(3)              None(3)

(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares" below.

(3) There is a $10 transaction fee for redemptions paid by Federal funds wire, but not for redemptions paid by ACH transfer through AccountLink. See "How to Sell Shares."

      - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

      The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Service Plan fees for Class A shares are service fees (the maximum fee is 0.25% of average annual net assets of that class). Currently, the Board of Trustees has set the maximum fee at 0.15% for assets representing shares sold before April 1, 1991, and 0.25% for assets representing shares sold on or after that date. For Class B and Class C shares, the 12b-1 Distribution Plan fees are the service fees (the maximum fee is 0.25% of average annual net assets of those classes) and the annual asset-based sales charges of 0.75%. These plans are described in greater detail in "How to Buy Shares. "Class B and Class C shares were not publicly offered during the Fund's fiscal year ended June 30, 1995. Accordingly, the Annual Fund Operating Expenses shown for Class B and Class C shares are estimates based on amounts that would have been payable in that period assuming that Class B and Class C shares were outstanding during that fiscal year.

      The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

                                    Class A         Class B        Class C
                                    Shares          Shares         Shares

Management Fees                     0.75%           0.75%          0.75%
12b-1 Distribution and/or           0.20%           1.00%          1.00%
  Service Plan
Other Expenses                      0.41%           0.41%          0.41%
Total Fund Operating Expenses       1.36%           2.16%          2.16%

      - Example. To try to show the effect of these expenses on an investment over time, we have created the hypothetical example shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                          1 year    3 years    5 years   10 years*
Class A Shares            $71       $98        $128      $212
Class B Shares            $72       $98        $136      $210
Class C Shares            $32       $68        $116      $249

      If you did not redeem your investment, it would incur the following expenses:

                          1 year    3 years    5 years   10 years*
Class A Shares            $71       $98        $128      $212
Class B Shares            $22       $68        $116      $210
Class C Shares            $22       $68        $116      $249
__________________

* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long term Class B and Class C shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Class B Shares" for more information.

  These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

  Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

  - What is the Fund's Investment Objective? The Fund's investment objective is to seek capital appreciation (that is, growth in the value of its shares). It does not invest to earn current income to pay to shareholders.

  - What Does the Fund Invest in? The Fund primarily invests in common stocks (these are called "equity securities") or other types of securities convertible into equity securities. It focuses on companies that mine or produce gold or other metals and minerals. The Fund may also invest to a limited extent in gold or silver bullion, certain other precious metals and gold or silver coins. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page 10.

      - Who Manages the Fund? The Fund is managed by the Manager, Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios currently having over $38 billion in assets. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund has a portfolio manager, James C. Ayer, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 17 for more information about the Manager and its fees.

      - How Risky is the Fund? All investments carry risks to some degree. It is important to remember that the Fund is designed for long-term investing. The Fund's investments in stocks are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks because of an event affecting the issuer. Because the Fund normally invests heavily in foreign securities, it is subject to additional risks associated with investing abroad, such as the effect of currency rate changes on stock values. By focusing on investments in the gold and metals industries, the Fund is sensitive to events that affect those industries and its share price will be more volatile than funds that don't concentrate investments in a limited group of industries. These changes affect the value of the Fund's investments and its price per share. In the Oppenheimer funds spectrum, the Fund is generally more volatile than other stock funds, as well as income and growth funds and more conservative income funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

  - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Fund's Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page 22 for more details.

      - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. All classes have the same investment portfolio but have different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of buying them. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page 22 for more details, including a discussion about which class may be appropriate for you.

      - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page 36. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 38.

      - How Has the Fund Performed? The Fund measures its performance by quoting its average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page 21. Please remember that past performance does not guarantee future results.

Financial Highlights

  The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995, is included in the Statement of Additional Information. Class B shares and Class C shares were not publicly offered during the periods shown, and consequently, no information on Class B shares and Class C shares is included in the table on the following pages or in the Fund's other financial statements.



                            -------------------------------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
                            -------------------------------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30,
                            1995       1994       1993       1992      1991      1990       1989       1988       1987     1986
==========================================================
==========================================================
===============
PER SHARE OPERATING DATA:
Net asset value,
beginning of year           $13.28    $12.32     $10.68     $10.36     $11.65    $12.58     $12.82     $12.10      $6.43    $6.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income          .06       .06        .06        .16        .17       .14        .23        .26        .15      .15
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                   .21       .96       1.72        .35      (1.42)      .54        .50       3.39       5.66     (.58)
                            ------    ------     ------     ------     ------    ------     ------     ------     ------   ------
Total income (loss) from
investment operations          .27      1.02       1.78        .51      (1.25)      .68        .73       3.65       5.81     (.43)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions
to shareholders:
Dividends from net
investment income            (.07)     (.06)      (.14)      (.19)       (.04)     (.27)      (.18)      (.36)      (.14)    (.02)
Distributions from net
realized gain on
investments and foreign
currency transactions          --        --         --         --          --     (1.34)      (.79)     (2.57)        --       --

                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
Total dividends and
distributions
to shareholders              (.07)     (.06)      (.14)      (.19)       (.04)    (1.61)      (.97)     (2.93)      (.14)    (.02)

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                $13.48    $13.28     $12.32     $10.68      $10.36    $11.65     $12.58     $12.82     $12.10    $6.43
                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
==========================================================
==========================================================
===============
TOTAL RETURN, AT
NET ASSET VALUE(1)           2.03%     8.25%     17.15%      5.08%     (10.71)%    3.10%      6.43%     33.24%
92.35%   (6.23)%
==========================================================
==========================================================
===============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in thousands)           $171,721  $179,015   $158,982   $133,345    $150,907  $163,118   $120,198   $107,264    $76,532
$29,080
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)           $178,579  $175,093   $124,869   $137,906    $154,318  $154,079   $110,873    $90,672    $49,947
$32,407
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
year (in thousands)        12,743    13,478     12,908     12,486      14,564    13,999      9,552      8,365      6,324    4,523
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of
debt outstanding
throughout each year
(in thousands)(2)             $--       $--        $--        $--         $--       $--        $--        $--        $79     $366
 ----------------------------------------------------------------------------------------------------------------------------------
Average number of
shares outstanding
throughout each year
(in thousands)(3)              --        --         --         --          --        --         --         --      5,253    4,743
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of
debt per share outstanding
throughout each year          $--       $--        $--        $--         $--       $--        $--        $--       $.02     $.08
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income         .45%      .50%       .61%      1.25%       1.67%     1.17%      1.97%      2.38%      2.10%
  2.19%
Expenses                     1.36%     1.31%      1.38%      1.38%       1.43%     1.37%      1.22%      1.22%      1.41%
1.61%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(4)                      35.8%     29.5%      23.9%      39.4%      113.3%     82.3%     111.7%     175.8%     191.7%
52.9%



Investment Objective and Policies

Objective. The Fund invests its assets to seek long-term capital appreciation for shareholders. The Fund does not invest to seek current income to pay to shareholders.

Investment Policies and Strategies. The Fund seeks its investment objective by emphasizing investments in securities of companies involved directly or indirectly in mining, fabricating, processing or otherwise dealing in gold or other metals or minerals. This Prospectus refers to those securities as "Mining Securities." The Manager expects that ordinarily a substantial portion of the Fund's assets will be invested in securities of gold mining companies.

  The Fund will normally invest in common stocks or other equity securities, as well as securities that are convertible into common stocks, such as convertible preferred stock, convertible debentures, and warrants. These securities may be traded on securities exchanges or in the over-the-counter markets.

  The Fund may also invest in gold or silver bullion, in other precious metals, strategic metals, and other metals naturally occurring with precious or strategic metals, in certificates representing an ownership interest in those metals, and in gold or silver coins. These investments are referred to as "Metal Investments." While the Fund may hold gold or silver coins that have an active, quoted trading market, it will not hold them for their value as "collectibles."

  To seek the Fund's objective, the Manager looks for Mining Securities and Metal Investments that it believes may appreciate in value, by continuously monitoring the gold and special minerals markets for new developments and economic trends. When investing the Fund's assets, the Manager considers many factors, including the financial condition of particular companies as well as general economic conditions in the U.S. relative to foreign economies, and the trends in domestic and foreign stock markets.

  The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

  - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

  Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 (the federal law that principally regulates the operations of investment companies like the Fund) to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

  - Investment Risks. Because the Fund invests a substantial portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry. Not all of these factors can be predicted.

  As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. However, the Fund does "concentrate" its investments in a group of related industries, and faces certain special risks, discussed below, by doing so.

  Because of the types of securities the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their investment in the hope of achieving capital appreciation. It is not intended for investors seeking assured income and preservation of capital. Investing for capital appreciation entails the risk of loss of all or part of your investment. Because changes in securities market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

  - The Fund "Concentrates" in Mining Securities and Metal Investments. Under the Investment Company Act, "concentrating" investments means that a fund invests at least 25% of its assets in a particular industry or group of industries. As a fundamental policy, the Fund will concentrate its investments in Mining Securities and Metal Investments. Under normal conditions (when the Manager believes that the markets for Mining Securities and Metal Investments are not in a volatile or unstable period), at least 80% and up to 100% of the Fund's assets will be invested in Mining Securities and Metal Investments. However, the Fund may not acquire additional Metal Investments if acquiring them would result in more than 10% of the Fund's total assets being invested in Metal Investments.

  When market conditions are unstable, or there are adverse economic, political or market conditions affecting Mining Securities and Metal Investments, the Fund may invest substantial amounts of its assets in debt securities, such as money market instruments or U.S. government securities, as described in "Temporary Defensive Investments" below.

  - Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments are considered speculative and involve substantial risks and special considerations. Investing in one segment of the stock market rather than in a broad spectrum of types of companies makes the Fund's share price particularly sensitive to market and economic events that affect the mining and metal industries. These risks include: (i) the risk that prices of gold and precious metals may fluctuate substantially; (ii) the principal sources of the supply of gold are basically concentrated in only five countries or territories: South Africa, Australia, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States;
(iii) changes in international monetary policies, economic and political conditions, all of which affect the supply of gold and precious metals as well as the value of Metal Investments and Mining Securities; (iv) possible regulation of Metal Investments by the U.S. or foreign governments; and (v) possible adverse tax consequences for the Fund in making Metal Investments, if holding those investments should cause it to fail to qualify as a "regulated investment company" under the Internal Revenue Code. The Statement of Additional Information contains more details about those risks, which can affect the Fund's net asset value per share and cause the value of an investment in the Fund to fluctuate.

      - Foreign Securities. Because over 90% of the world's gold production currently is in foreign countries, it is anticipated that the Fund will normally invest a substantial amount of its assets in securities of foreign issuers. The Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. The Fund may buy securities of companies or governments in any country, developed or underdeveloped. The Fund can invest up to 100% of its assets in foreign securities. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

  Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

  - Warrants. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. The Fund may invest up to 5% of its total assets in warrants. That 5% does not apply to warrants the Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. These percentage limitations are fundamental policies. For further details about these investments, see "Warrants" in the Statement of Additional Information.

  - Special Risks - Borrowing for Leverage. The Fund may borrow money from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information.

  - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage frequently in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover may be higher than other mutual funds, although it is not expected to be more than 100% each year. The "Financial Highlights" table above, shows the Fund's portfolio turnover rate during past fiscal years.

  High turnover and short-term trading may cause the Fund to have relatively larger brokerage costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify as a "regulated investment company" under the Internal Revenue Code to enable the Fund to obtain tax deductions for any dividends and capital gains distributions it pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

  - Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to enhance total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

  There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please refer to "Illiquid and Restricted Securities" for an explanation.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

  - Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. The Fund will not invest more than 5% of its net assets in securities of small, unseasoned issuers.

  - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, broadly-based stock indices and foreign currencies. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

  The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the equity securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

  Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market as a temporary substitute for purchasing securities. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or for defensive reasons.

  - Futures. The Fund may buy and sell futures contracts only if they relate to broadly based stock indices (these are referred to as "Stock Index Futures"). This limitation is a fundamental policy.

  - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if as a result of that purchase the value of all of the Fund's put and call options would exceed 10% of the Fund's total assets.

  The Fund can buy only those puts that relate to (1) securities or Stock Index Futures (whether or not the Fund owns the particular security or Stock Index Future in its portfolio), (2) broadly-based stock indices, or
(3) foreign currencies. The Fund may not sell a put other than a put that it previously purchased.

  The Fund may purchase calls only on securities, broadly-based stock indices, foreign currencies, or Stock Index Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. The Fund will not write or purchase any call that will cause the value of the Fund's calls on a particular security to exceed 3% of the Fund's total assets. That restriction applies to warrants on a security but not to calls purchased in closing transactions. Covered call options sold by the Fund must be listed on a domestic securities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealer, Inc. (NASDAQ).

  The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options. Foreign currency options are used to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

- Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency.

  Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize profits to the extent that the security has increased in value above the call price plus the premium received by the Fund. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

  - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933.

  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

      - Loans of Portfolio Investments. To raise cash for liquidity purposes, the Fund may lend its portfolio investments to brokers, dealers and other financial institutions approved by the Board of Trustees. The Fund must receive collateral for a loan. As a fundamental policy, these loans are limited to not more than 25% of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovering loaned securities if the borrower defaults. The Fund presently does not intend to make loans of investments that will exceed 5% of the value of the Fund's total assets in the coming year.

  - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. These are used primarily for cash liquidity purposes. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

  Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

  - Short Sales "Against-the-Box". In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as short sales "against-the-box," where the Fund owns an equivalent amount of the securities sold short. This technique is primarily used for tax purposes. No more than 15% of the Fund's net assets will be held as collateral for short sales at any one time.

  - Temporary Defensive Investments. Under unusual economic, political or business circumstances adversely affecting Mining Securities or Metal Investments, the Fund may depart from its usual policy of concentrating at least 80% of its assets in those investments. Instead, the Fund may invest a portion of its assets in other types of securities for "defensive purposes." Securities selected for defensive purposes will usually be short-term securities and may include debt securities. These may be rated or unrated bonds and debentures, preferred stocks, cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard & Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc. For defensive purposes, the Fund may also invest for capital appreciation in equity securities other than Mining Securities.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these restrictions, the Fund cannot do any of the following:
  - invest in Metal Investments if, as a result, more than 10% of the Fund's total assets would be invested in Metal Investments.
  - invest either more than 10% of its total assets in the securities of any one issuer, or, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer (for this purpose, an "issuer" is one other than the U.S. Government or its agencies or instrumentalities).
  - acquire more than 10% of the outstanding voting securities of any one issuer.
  - invest in other open-end investment companies, or invest more than 10% of its net assets in closed-end investment companies, including small business investment companies (and investments in closed-end investment companies may be made only in open-market purchases and only at commission rates that are not in excess of normal brokerage commissions).
  - lend money (this does not prohibit the Fund from acquiring publicly-distributed debt securities that the Fund's other investment policies and restrictions permit it to purchase, and the Fund may also make loans of portfolio securities and Metal Investments (as described above)).
  - deviate from the percentage limitations on investments set forth in the sections of "Other Investment Techniques and Strategies" above (other than those under "Illiquid and Restricted Securities").

  All of the percentage restrictions described above and elsewhere in this Prospectus (other than the percentage limits that apply to borrowing, described in the Statement of Additional Information) apply only at the time the Fund purchases a security. The Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in Maryland in 1983 but was reorganized in 1985 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

  The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class
A, Class B and Class C. All three classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

  - Portfolio Manager. The Portfolio Manager of the Fund is James C. Ayer. He is an Assistant Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since July 16, 1994. Prior to joining the Manager in 1992, Mr. Ayer was an international equities investment officer with Brown Brothers Harriman & Co.

      - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average net assets over $800 million. The Fund's management fee for its last fiscal year was 0.75% of average annual net assets of the Fund's Class A shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.
The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

  - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices.

  It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

  - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares, they include the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period or less for Class C shares, they include the effect of the contingent deferred sales charge. Total returns for Class B and Class C shares may also be shown based on the change in net asset value, without including the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

  - Management's Discussion of Performance. During the Fund's past fiscal year, gold prices remained relatively stable, supported by a slowdown in the U.S. economy, the retention of gold reserves by central banks due to uncertainty of the U.S. dollar, reduced production from South Africa and continued strong demand for gold jewelry. The Fund's portfolio manager reduced the Fund's exposure to gold producers in South Africa due to labor and productivity problems in this region and instead favored low-cost gold producers with strong growth prospects in regions outside of North America.

  - Comparing the Fund's Performance to the Market. The graph below shows the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until June 30, 1995, over a ten-year period, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares of the Fund. Class B and Class C shares were not publicly offered during the fiscal year ended June 30, 1995, and consequently, no information on Class B and Class C shares is included in the graph.

  The Fund's performance is compared to the performance of the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. That index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of expenses or taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the Morgan Stanley World Index, as the Fund's investments are concentrated in one group of industries while the Index includes companies from different industries with different degrees of volatility and returns. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Oppenheimer Gold & Special Minerals Fund
Comparison of Change in Value
of $10,000 Hypothetical Investments in
Oppenheimer Gold & Special Minerals Fund and Morgan Stanley World Index

(Graph)
Past performance is not predictive of future performance.

Average Annual Total Returns of the Fund at 6/30/95

                    1-Year        5-Year        10-Year(1)

                        -3.84%        2.73%         11.68%

_____________________
(1) The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      - Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

      - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares. Sales charges are described in "Buying Class B Shares" below.

      - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. Sales charges are described in "Class C Shares" below.

      - Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

  In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

      - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

  Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

  However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class
A may be more advantageous as your investment horizon approaches 3 years or more.

  And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares, respectively, from a single investor.

  Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

  Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

      - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B or Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

  - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares, that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

  With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

  Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

  - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B, or Class C shares. If you do not choose, your investment will be made in Class A shares.

  - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

  - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

  - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

  Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

  - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

  If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                          Front-End        Front-End
                          Sales Charge     Sales Charge      Commission
                          as Percentage    as Percentage     as Percentage
Amount of                 of Offering      of Amount         of Offering
Purchase                  Price            Invested          Price
---------                 -------------    -------------     -------------


Less than $25,000         5.75%            6.10%             4.75%

$25,000 or more but
less than $50,000         5.50%            5.82%             4.75%

$50,000 or more but
less than $100,000        4.75%            4.99%             4.00%

$100,000 or more but
less than $250,000        3.75%            3.90%             3.00%

$250,000 or more but
less than $500,000        2.50%            2.56%             2.00%

$500,000 or more but
less than $1 million      2.00%            2.04%             1.60%

---------------------
The Distributor reserves the right to re-allow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

      - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

  -  Purchases aggregating $1 million or more; or

  - Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

      Shares of any of the Oppenheimer funds that offers only one class of shares that has no designation are considered "Class A" shares for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000, for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

  If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

  In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


  No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

      - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.


Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

  - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

  - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

  Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

  -  the Manager or its affiliates;

  - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

  - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

  - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

  - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of fund shares); or

  - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

  Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

  - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

  - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

  - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

  Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions . The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

  - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

  -  to return excess contributions made to Retirement Plans;

  - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

  - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or

  - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

  - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (6) separation from service.

  -  Service Plan for Class A Shares.   The Fund has adopted a Service
Plan to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of the Fund. The Fund's Board of Trustees has set the annual rate for assets representing shares of the Fund sold on or after April 1, 1991 at 0.25%, and has set the annual rate for assets representing shares sold before April 1, 1991, at 0.15% (the Board has the authority to increase that rate to no more than 0.25%). The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

  Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

  To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

  The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

                                        Contingent Deferred Sales Charge
Years Since Beginning of Month In       on Redemptions in that Year
Which Purchase Order Was Accepted       (As % of Amount Subject to Charge)
---------------------------------       ----------------------------------
0 - 1                                   5.0%
1 - 2                                   4.0%
2 - 3                                   3.0%
3 - 4                                   3.0%
4 - 5                                   2.0%
5 - 6                                   1.0%
6 and following                         None

  In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C shares" in the Statement of Additional Information.

  - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

  The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

  The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

  The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

      - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B or Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information.

      Waivers for Redemptions of Shares in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

  - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

  - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

  - returns of excess contributions to Retirement Plans;

  - distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

  - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

  - distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

  Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

  - shares sold to the Manager or its affiliates;
  - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
  - shares issued in plans of reorganization to which the Fund is a party.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

  To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

  - Waivers of Class C Sales Charges. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Contingent Deferred Sales Charges."

  - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

  The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to the services provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

  The Distributor pays the 0.25% service fee to dealers in advance for the first year, after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

  The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expense. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

  AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

  - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

  - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

  - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

      - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

  - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

  - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

      - Automatic Exchange Plans. You can authorize the Transfer Agent automatically to exchange an amount you establish in advance for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

   Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or Class A shares of other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased with an initial sales charge and to Class A or B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

  - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

  - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

  - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

  - Pension and Profit-Sharing Plans for self-employed persons and other employers

  -  401(k) prototype retirement plans for businesses

  Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

  You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

  - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

  - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

  - You wish to redeem more than $50,000 worth of shares and receive a check
  - A redemption check is not payable to all shareholders listed on the account statement
  - A redemption check is not sent to the address of record on your statement
  - Shares are being transferred to a Fund account with a different owner or name
  - Shares are redeemed by someone other than the owners (such as an Executor)

  - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

  -   Your name,
  -   The Fund's name,
  -   Your Fund account number (from your account statement),
  -   The dollar amount or number of shares to be redeemed,
  -   Any special payment instructions,
  -   Any share certificates for the shares you are selling,
  - The signatures of all registered owners exactly as the account is registered, and
  - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   Oppenheimer Shareholder Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
  Oppenheimer Shareholder Services
  10200 E. Girard Avenue, Building D
  Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

  -      To redeem shares through a service representative, call 1-800-
852-8457
  -      To redeem shares automatically on PhoneLink, call 1-800-533-3310

  Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

  - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

  - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

  Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

  - Shares of the fund selected for exchange must be available for sale in your state of residence
  - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
  - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open
7 days, you can exchange shares every regular business day
  - You must meet the minimum purchase requirements for the fund you purchase by exchange
  - Before exchanging into a fund, you should obtain and read its prospectus

      Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

  Exchanges may be requested in writing or by telephone:

  - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

  - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

  You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

  There are certain exchange policies you should be aware of:

  - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

  - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

  - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

  - For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

  - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

  - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

  - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

  - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

  - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

  - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

  - The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

  - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

  - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

  - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

  - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

  - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

  - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income, if any, on an annual basis and normally pays those dividends to shareholders in December, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends June 30th). Because the Fund does not have an objective of seeking current income, the amounts of dividends it pays, if any, will likely be small. Dividends paid on Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

  - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
  - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
  - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
      - Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of all taxable distributions you received in the previous year.

  When more than 50% of its assets are invested in foreign securities at the end of any fiscal year, the Fund may elect that Section 853 of the Internal Revenue Code will apply to it to permit shareholders to take a credit (or a deduction) on their own federal income tax returns for foreign taxes paid by the Fund. "Dividends, Capital Gains and Taxes" in the Statement of Additional Information contains further information about this tax provision.

  - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

  - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

  - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

  This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER GOLD & SPECIAL MINERALS FUND

  Graphic material included in Prospectus of Oppenheimer Gold & Special Minerals Fund: "Comparison of Total Return of Oppenheimer Gold & Special Minerals Fund with the Morgan Stanley World Index- Change in Value of a $10,000 Hypothetical Investment"

  A linear graph will be included in the Prospectus of Oppenheimer Gold
& Special Minerals Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. The graph will cover each of the Fund's last ten fiscal years from 6/30/85 through 6/30/95. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Morgan Stanley World Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Morgan Stanley World Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

      Fiscal Year     Oppenheimer Gold &                 Morgan Stanley
      (Period) Ended  Special Minerals Fund A            World Index

      06/30/85        $ 9,425                            $10,000
      06/30/86        $ 8,839                            $15,600
      06/30/87        $17,000                            $22,200
      06/30/88        $22,650                            $22,000
      06/30/89        $24,108                            $24,700
      06/30/90        $24,855                            $26,500
      06/30/91        $22,193                            $25,200
      06/30/92        $23,321                            $26,200
      06/30/93        $27,319                            $30,600
      06/30/94        $$29,573                           $33,800
      06/30/95        $30,173                            $37,400


----------------------

Oppenheimer Gold & Special Minerals Fund
Two World Trade Center
New York, New York 10048-0203
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen
  Shalov & Wein
114 West 47th Street
New York, New York  10036


No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and, if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

Oppenheimer Gold & Special Minerals Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional Information dated November 1, 1995


      This Statement of Additional Information of Oppenheimer Gold & Special Minerals Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents                                                   Page

About the Fund
Investment Objective and Policies                             2
     Investment Policies and Strategies                       2
     Other Investment Techniques and Strategies               4
     Other Investment Restrictions                           16
How the Fund is Managed                                      17
     Organization and History                                17
     Trustees and Officers of the Fund                       18
     The Manager and Its Affiliates                          23
Brokerage Policies of the Fund                               24
Performance of the Fund                                      26
Distribution and Service Plans                               29
About Your Account
     How To Buy Shares                                       31
     How To Sell Shares                                      37
     How To Exchange Shares                                  41
Dividends, Capital Gains and Taxes                           43
Additional Information About the Fund                        44
Financial Information About the Fund
Independent Auditors' Report                                 45
Financial Statements                                         46
Appendix A:  Industry Classifications                       A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

    In selecting securities for the Fund's portfolio, the Fund's investment advisor, Oppenheimer Management Corporation (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.


    The portion of the Fund's assets allocated to securities selected for capital appreciation and the investment techniques used will depend upon the judgment of the Fund's Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized (See "Temporary Defensive Investments," below).

    - Investing in Mining Securities and Metal Investments. The type of securities that will be emphasized in the Fund's portfolio are Mining Securities and Metal Investments. Mining Securities are securities of companies engaged in mining, processing, or distributing gold and other metals or minerals. Metal Investments consist of gold or silver bullion, other precious metals, strategic metals, other metals naturally occurring with such metals, certificates representing an ownership interest in such metals, and gold or silver coins.

    - Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (i) the risk of substantial price fluctuations of gold and precious metals; (ii) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings; (iii) unpredictable international monetary policies, economic and political conditions; (iv) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (v) possible adverse tax consequences for the Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

    Because the Fund concentrates its investments in Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on the Fund's net asset value per share. These risks are discussed in greater detail below.

    - Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities and Metal Investments held by the Fund may fluctuate sharply, which will affect the value of the Fund's shares.

    - Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the four largest producers of gold are the Republic of South Africa, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to the Fund (in addition to the risks described below under the caption "Foreign Securities"), because the Fund may hold a portion of its assets in securities of South African issuers.

    - Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the Fund's portfolio assets less liquid, or that the value of the Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

    - Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of the Fund's counsel, at present the Fund's permitted Metal Investments are either not subject to regulation by the Commodity Futures Trading Commission ("CFTC") or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

    - Effect on the Fund's Tax Status. By making Metal Investments, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If the Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Fund either (a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes"). Accordingly, the Fund will endeavor to manage its portfolio within the limitations described above, and the Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that the Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, the Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify. See "Investment Restrictions."

    - Warrants. Warrants basically are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Other Investment Techniques and Strategies

    - Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts, or
(iii) write covered calls on securities held by it or on Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures or securities held by it. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

    The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

    - Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

    Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

    At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

    - Purchasing Puts and Calls. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call, it pays a premium (other than in a closing purchase transaction), and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.

    The Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

    The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions, normally higher than on general securities transactions, are payable on writing or purchasing a call.

    When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns
(a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

    Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

    When the Fund purchases a put on a stock index, or on a Stock Index Future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.
Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

    Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

    - Options on Foreign Currency. The Fund may write and purchase puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

    A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

    - Forward Contracts. The Fund may enter into foreign currency exchange contract ("Forward Contracts") which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are generally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Some forward contracts are standardized foreign currency futures contracts that are traded on exchanges and are subject to procedures and regulations that apply to other Futures.

    The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. The Fund will not speculate with Forward Contracts or foreign currency exchange rates.

    The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction (this is called a "transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

    The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions (this is called a "position hedge"). In a position hedge, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. The Fund may also enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated (this is referred to as a "cross-hedge"). The Fund will not enter into a "cross-hedge" unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. The success of cross hedging depends on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross hedge.

    The Fund will not enter into Forward Contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities denominated in that currency. However, to avoid excess transaction costs, the Fund may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities denominated in that currency provided the excess amount is "covered" by liquid, high grade debt securities, denominated in either that foreign currency or U.S. dollars, at least equal at all times to the amount of the excess. The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account having a value equal to the total amount of the Fund's commitments under Forward Contracts entered into for position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the account value will equal the Fund's commitments. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

    The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

    At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

    The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and there are costs to the Fund of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain restrictions and guidelines with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund
complies with the requirements of Rule 4.5 adopted by the CFTC.   The Rule
does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund limits its aggregate initial Futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging purposes that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodities Exchange Act.

    Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

    Due to requirements under the Investment Company Act, when the Fund purchases a Stock Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

    - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

    Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as thought they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

    Certain Forward Contracts entered into by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

    - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by (i) selling Stock Index Futures or (ii) purchasing puts on stock indices or Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements.
Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

    The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

    If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

    - Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis to invest the borrowed funds in portfolio securities. Borrowing is subject to the restrictions stated in the Prospectus. Pursuant to the requirements of the Investment Company Act of 1940 (the "Investment Company Act"), any borrowing for this purpose will only be made if the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required to reduce its bank debt within three days to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow.

    - Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

    - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments, that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

    Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees where required under applicable rules of the Securities and Exchange Commission. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    - Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

    - Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

    The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

    - Loans of Portfolio Investments. The Fund may lend its portfolio investments subject to the restrictions stated in the Prospectus. Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

    - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

    In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

    - Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on the security "in-the-box" when the Fund does not want to sell it and recognize a capital gain. No more than 15% of the Fund's net assets may be held as collateral for these short sales.

    - Temporary Defensive Investments. If economic, political or financial conditions adversely affect Mining Securities or Metal Investments, the Fund may depart from its usual concentration policy and may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

Other Investment Restrictions

    The Fund's most significant investment restrictions are described in the Prospectus. The following are also fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholders meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares.

    Under these additional restrictions, the Fund cannot:

    (1) invest in commodities or commodities contracts; Metal Investments shall not be deemed an investment in a commodity for the purpose of the Fund's investment restrictions; however, the Fund may buy and sell any of the hedging instruments permitted by any of its other non-fundamental or fundamental policies, whether or not any such hedging instrument is considered to be a commodity;

    (2) invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

    (3) purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental or non-fundamental policies;

    (4) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the option activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other fundamental or non-fundamental policies;

    (5) underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio;

    (6) invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer;

    (7) invest in interests in oil or gas exploration or development programs; or

    (8) invest in companies for the purpose of acquiring control or management thereof.

    For purposes of the Fund's policy not to concentrate its assets as described under the second investment restriction in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

    The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

   Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also trustees of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Target Fund, Oppenheimer Discovery Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer U.S. Government Trust, Oppenheimer Multi-Sector Income Trust and Oppenheimer Multi-Government Trust (the "New York-based Oppenheimer funds"). Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 2, 1995, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Class A shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.


    Leon Levy, Chairman of the Board of Trustees; Age:  69
    31 West 52nd Street, New York, New York  10019
    General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

    Leo Cherne, Trustee; Age:  82
    122 East 42nd Street, New York, New York 10168
    Chairman Emeritus of the International Rescue Committee (philanthropic organization); formerly Executive Director of The Research Institute of America.

       Robert G. Galli, Trustee*; Age:  62
    Vice Chairman of the Manager and Vice President and Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; formerly he held the following positions: a director of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"), Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") and Centennial Asset Management Corporation ("Centennial"), investment advisory subsidiaries of the Manager, a director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager, an officer of other Oppenheimer funds and Executive Vice President and General Counsel of the Manager and the Distributor.

    Benjamin Lipstein, Trustee; Age:  72
    591 Breezy Hill Road, Hillsdale, New York 12529
    Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University; a director of Sussex Publishers, Inc. (Publishers of Psychology Today and Mother Earth News) and Spy Magazine, L.P.

    Bridget A. Macaskill, Trustee*; Age:  47
    President, CEO and a Director of the Manager; Chairman and a Director of SSI, Vice President and a Director of OAC, a Director of HarbourView and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; formerly Executive Vice President of the Manager.

    Elizabeth B. Moynihan, Trustee;  Age:  65
    801 Pennsylvania Avenue, N.W., Washington, DC 20004
    Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State and the Indo-U.S. Sub-Commission on Education and Culture.

    Kenneth A. Randall, Trustee; Age:  68
    6 Whittaker's Mill, Williamsburg, Virginia 23185
    Director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Enron-Dominion Cogen Corp. (cogeneration company) Kemper Corporation (insurance and financial services company) and Fidelity Life Association (mutual life insurance company), formerly Chairman of the Board of ICL, Inc. (information systems), and President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research).

    Edward V. Regan, Trustee; Age:  65
    40 Park Avenue, New York, New York 10016
    Chairman of Municipal Assistance Corporation for the City of New York; President of Jerome Levy Economics Institute; a member of the U.S. Competitiveness Policy Council; a director of GranCare, Inc.
    (healthcare provider); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

    Russell S. Reynolds, Jr., Trustee; Age:  63
    200 Park Avenue, New York, New York 10166
    Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directors Publication, Inc. (consulting and publishing); a trustee of Mystic Seaport Museum, International House, Greenwich Hospital and the Greenwich Historical Society.

    Sidney M. Robbins, Trustee; Age:  83
    50 Overlook Road, Ossining, New York 10562
    Chase Manhattan Professor Emeritus of Financial Institutions, Graduate School of Business, Columbia University; Visiting Professor of Finance, University of Hawaii; a director of The Korea Fund, Inc. (a closed-end investment company); a member of the Board of Advisors, Olympus Private Placement Fund, L.P.; Professor Emeritus of Finance, Adelphi University.

    Donald W. Spiro, President and Trustee*; Age:  69
    Chairman Emeritus and a director of the Manager; formerly Chairman of the Manager and the Distributor.

    Pauline Trigere, Trustee; Age:  82
    498 Seventh Avenue, New York, New York 10018
    Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

    Clayton K. Yeutter, Trustee; Age:  64
    1325 Merrie Ridge Road, McLean, Virginia 22101
    Of Counsel to Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), Lindsay Manufacturing Co. (irrigation equipment), Texas Instruments, Inc. (electronics) and The Vigoro Corporation (fertilizer manufacturer); formerly (in descending chronological order) Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

    James C. Ayer, Jr., Vice President and Portfolio Manager; Age: 32 Assistant Vice President of the Manager; formerly an international equities investment officer with Brown Brothers Harriman & Co., a bank.

    Andrew J. Donohue, Secretary; Age:  45
    Executive Vice President and General Counsel of the Manager and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, prior to which he was a partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

    George C. Bowen, Treasurer; Age:  58
    3410 South Galena Street, Denver, Colorado 80231
    Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

    Robert G. Zack, Assistant Secretary; Age:  47
    Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

    Robert Bishop, Assistant Treasurer; Age:  36
    3410 South Galena Street, Denver, Colorado 80231

    Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

    Scott Farrar, Assistant Treasurer; Age: 30
    3410 South Galena Street, Denver, Colorado 80231
    Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.
    _____________________________________
    * A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

       - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Ms. Macaskill and Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1995 and (ii) from all 17 of the New York-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section (and from Oppenheimer Global Environment Fund, Oppenheimer Time Fund and Oppenheimer Mortgage Income Fund, which ceased operations following the acquisition of their assets by certain other Oppenheimer funds) for services in the positions shown:

                                      Retirement
                                   Benefits     Total Compensation
                     Aggregate     Accrued      From All
                     Compensation  as Part of   New York-based
Name and Position    From Fund     Fund ExpensesOppenheimer Funds1
Leon Levy, Chairman  $11,011       $9,601           $141,000.00
 and Trustee

Leo Cherne, Audit    $ 5,375       $4,687           $ 68,000.00
 Committee Member
 and Trustee

Edmund T. Delaney,
 Study Committee
 Member2 and Trustee $ 6,732       $5,820           $ 86,200.00

Benjamin Lipstein,   $ 6,732       $5,820           $ 86,200.00
 Study Committee
 Member and Trustee

Elizabeth B. Moynihan,$ 4,733      $4,127           $ 60,625.00
 Study Committee
 Member3 and Trustee

Kenneth A. Randall,  $ 6,124       $5,339           $ 78,400.00
 Audit Committee Member
 and Trustee

Edward V. Regan,     $ 4,392       $3,830           $ 56,275.00
 Audit Committee
 Member3 and Trustee

Russell S. Reynolds, Jr.,$ 4,071   $3,550           $ 52,100.00
 Trustee

Sidney M. Robbins,   $ 9,540       $8,318           $122,100.00
 Study Committee Chairman,
 Audit Committee Vice-
 Chairman and Trustee

Pauline Trigere,     $ 4,071       $3,550           $ 52,100.00
 Trustee

Clayton K. Yeutter,  $ 4,071       $3,550           $ 52,100.00
 Trustee

______________________
1For the 1995 calendar year.
2Board and Committee positions held during a portion of the period shown. 3Committee position held during a portion of the period shown.

         The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. No sums were accrued during the fiscal year ended June 30, 1995 for the Fund's projected retirement obligations.


      - Major Shareholders. As of October 2, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A shares except Merrill Lynch Pierce Fenner & Smith, Inc., 97007, 4800 Deer Lake Drive East, Fl.3, Jacksonville, Florida 32246-6486, who owned of record 621,990.290 Class A shares (approximately 5.12% of the Fund's outstanding Class A shares). No Class B or Class C shares were outstanding as of that date.

The Manager and Its Affiliates.The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics.   It is designed to
detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      - The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1993, 1994, and 1995, the management fees paid by the Fund to the Manager were $1,061,114, $1,414,294 and $1,339,091, respectively.

      The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of average annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

      The advisory agreement provides that so long as it has acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of securities, irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. However, the Agreement does not protect the Manager against liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (other than those expenses paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1993, 1994, and 1995, the aggregate sales charges on sales of the Fund's shares were $760,498, $1,175,491, and $842,093, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $202,086, $277,123 and $202,059 in those respective years. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

      - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the investment advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Transactions in Metal Investments will be made through recognized dealers in such investments or, in the case of certificates representing such investments, directly with the issuers of such certificates. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended June 30, 1993, 1994, and 1995, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $140,807, $568,856, and $780,211, respectively. During the fiscal year ended June 30, 1995, $346,911 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $71,642,719. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. No total return calculations are presented below for Class B and Class C shares because no shares of those classes were publicly issued during the fiscal year ended June 30, 1995.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      - Average Annual Total Returns. The Fund's "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd


      - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P


      In calculating total returns for shares of the Fund, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P")(unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended June 30, 1995 were (3.84)%, 2.73% and 11.68%, respectively. The cumulative "total return" on Class A shares of the Fund for the ten year period ended June 30, 1995 was 201.74%.

      - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B and Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1995 was 220.14%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1995, for Class A shares of the Fund were 2.03%, 3.95% and 12.34% respectively.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B and Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B and Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes of shares is ranked against (i) all other funds and (ii) all other gold-oriented funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.
      From time to time the Fund may publish the ranking of the performance of its Class A, Class B and Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund's Class A, Class B and Class C shares in relation to other equity funds. Rankings are subject to change.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Morgan Stanley World Index, an unmanaged index of issuers on the stock exchanges of 20 foreign countries and the United States and widely recognized as a measure of global stock market performance. The performance of such Index includes a factor for the reinvestment of dividends but does not reflect expenses or taxes. The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such amendment must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which each payment was made and the services rendered in connection with the distribution of shares. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Currently, the Board of Trustees has set the fees at the maximum rate and set no minimum amount. However, while the maximum fee rate under the Class A Plan is 0.25% of average annual net assets of the Fund, the Board of Trustees has set the maximum rate for assets representing shares of the Fund acquired before April 1, 1991, at 0.15%, and for assets representing Class A shares acquired on or after April 1, 1991, at 0.25%.

      For the fiscal year ended June 30, 1995, payments under the Plan for Class A shares totaled $356,654, all of which was paid by the Distributor to Recipients including $7,038 that was paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Since no Class B or Class C shares were outstanding during the Fund's fiscal year ended June 30, 1995, no payments were made under the Class B and the Class C Plan.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. Initially, the Board has set no minimum holding period.

      The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders), state "blue sky" registration fees and certain other
distribution expenses.   All payments under the Class B and the Class C
Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor normally will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charge to which both classes of shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the NYSE is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders cannot purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and (vi) Metal Investments are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices on exchanges or obtained from dealer quotations.

      In the case of U.S. Government Securities, mortgage-backed securities, foreign securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Fund's Board of Trustees has authorized the Management to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE.
Events affecting the values of foreign securities traded in stock markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.


      Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option.
In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

      - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth  Fund

Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer International Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      -    Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

      - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares purchased subject to an initial sales charge, or (ii) Class B shares on which the shareholder paid a contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan in their own name) in OppenheimerFunds-sponsored pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the NYSE closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day
(normally 5:00 P.M.).   Ordinarily, for accounts redeemed by a broker-
dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charges" and "Waivers of Class C Contingent Deferred Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not available for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      Class A shares of the Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market
Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc., purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc., are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification in which the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments", above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      The Fund's investments in Metal Investments could result in the Fund's failing to meet the Internal Revenue Code's prescribed income or asset tests to qualify as a "regulated investment company." This would occur if, during a fiscal year, the Fund either (i) derived 10% or more of its gross income from Metal Investments, or (ii) held more than 50% of its net assets, determined at the end of each fiscal quarter, in Metal Investments and/or securities (other than U.S. Government securities) as to which securities either (a) the Fund had more than 5% of its total assets invested; or (b) the Fund held more than 10% of the outstanding voting securities of the issuer of such securities. Accordingly, the Fund will endeavor to manage its portfolio within the above limitations, but there can be no assurance that it will be successful in doing so.

   Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                      ----------------------------------------------------------
                      INDEPENDENT AUDITORS' REPORT
                      ----------------------------------------------------------

                      The Board of Trustees and Shareholders of
                      Oppenheimer Gold & Special Minerals Fund:

                      We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Gold & Special Minerals Fund as of June 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                           We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                           In our opinion, the financial statements and
                      financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.


                      KPMG Peat Marwick LLP
                  /s/ KPMG Peat Marwick LLP
                      Denver, Colorado
                      July 24, 1995



                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS   JUNE 30, 1995
                                   -----------------------------------------------------------------------------------------------
                                                                                              FACE                 MARKET VALUE
                                                                                              AMOUNT               SEE NOTE 1
==========================================================
==========================================================
==============
CONVERTIBLE CORPORATE BONDS AND NOTES--1.4%
----------------------------------------------------------------------------------------------------------------------------------
                                   Teck Corp., 3.75% Cv. Sub. Debs., 7/15/06
                                   (Cost $1,979,407)                                           $2,400,000         $ 2,454,000
                                                                                               Shares
==========================================================
==========================================================
==============
COMMON STOCKS--92.7%
----------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--87.7%
----------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--5.1%                    Engelhard Corp.                                                100,000           4,287,500
                                   -----------------------------------------------------------------------------------------------
                                   Johnson Matthey PLC                                            300,000           2,739,530
                                   -----------------------------------------------------------------------------------------------
                                   Minerals Technologies, Inc.                                     50,000           1,800,000
                                                                                                                  -----------
                                                                                                                    8,827,030
----------------------------------------------------------------------------------------------------------------------------------
GOLD AND SPECIAL MINERALS--63.0%
----------------------------------------------------------------------------------------------------------------------------------
DIAMOND MINING &                   Ashton Mining of Canada, Inc.                                  139,300             101,392
MARKETING--0.1%
----------------------------------------------------------------------------------------------------------------------------------
GOLD--0.7%                         Manila Mining Corp., Cl. B                                 300,000,000           1,174,628
----------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: AUSTRALIA--7.5%       Gold Mines of Kalgoorlie Ltd.                                2,597,604           2,319,990
                                   -----------------------------------------------------------------------------------------------
                                   Golden Shamrock Mines Ltd.(1)                                2,000,000           1,502,721
                                   -----------------------------------------------------------------------------------------------
                                   Highlands Gold Ltd.                                          1,500,000           1,116,408
                                   -----------------------------------------------------------------------------------------------
                                   Newcrest Mining Ltd.(1)                                      1,000,000           4,231,720
                                   -----------------------------------------------------------------------------------------------
                                   Placer Pacific Ltd.                                          1,000,000           2,218,640
                                   -----------------------------------------------------------------------------------------------
                                   Renison Goldfields Consolidated Ltd.                           500,000           1,577,148
                                                                                                                  -----------
                                                                                                                   12,966,627
----------------------------------------------------------------------------------------------------------------------------------
GOLD MINING: CANADA--20.1%         Barrick Gold Corp.                                             200,000           5,050,000
                                   -----------------------------------------------------------------------------------------------
                                   Cambior, Inc.                                                  225,000           2,784,094
                                   -----------------------------------------------------------------------------------------------
                                   Dayton Mining Corp.(1)                                         500,000           1,710,489
                                   -----------------------------------------------------------------------------------------------
                                   Dayton Mining Corp.(1)                                         300,000           1,026,293
                                   -----------------------------------------------------------------------------------------------
                                   Glamis Gold Ltd.                                               150,000           1,187,334
                                   -----------------------------------------------------------------------------------------------
                                   Golden Star Resources Ltd.(1)                                  150,000           1,078,154
                                   -----------------------------------------------------------------------------------------------
                                   Guyanor Resources SA(1)                                         30,000              67,692
                                   -----------------------------------------------------------------------------------------------
                                   Hemlo Gold Mines, Inc.                                         500,000           5,368,024
                                   -----------------------------------------------------------------------------------------------
                                   Kinross Gold(1)                                                 74,600             556,564
                                   -----------------------------------------------------------------------------------------------
                                   Minera Rayrock, Inc.(1)(2)                                     340,000             408,334
                                   -----------------------------------------------------------------------------------------------
                                   Monarch Resources(1)(2)                                        300,000             650,714
                                   -----------------------------------------------------------------------------------------------
                                   Pegasus Gold, Inc.(1)                                          100,000           1,012,500
                                   -----------------------------------------------------------------------------------------------
                                   Placer Dome, Inc.                                              250,000           6,531,250
                                   -----------------------------------------------------------------------------------------------
                                   Prime Resource Group, Inc.(1)                                  175,000           1,210,080
                                   -----------------------------------------------------------------------------------------------
                                   Rayrock Yellowknife Resources, Inc.(1)(2)                      103,000           1,124,556
                                   -----------------------------------------------------------------------------------------------
                                   Rayrock Yellowknife Resources, Inc.(1)(2)                       30,000             327,540
                                   -----------------------------------------------------------------------------------------------
                                   Teck Corp., Cl. B                                              100,000           1,974,341
                                   -----------------------------------------------------------------------------------------------
                                   TVX Gold, Inc.(1)(3)                                           350,000           2,462,612
                                                                                                                  -----------
                                                                                                                   34,530,571



                                   6   Oppenheimer Gold & Special Minerals Fund

                                   -----------------------------------------------------------------------------------------------

                                   -----------------------------------------------------------------------------------------------
                                                                                                                 MARKET VALUE
                                                                                             SHARES              SEE NOTE 1
==========================================================
==========================================================
==============
GOLD MINING:                       Anglo American Corp. of South Africa Ltd., ADR              50,000             $ 2,681,250
SOUTH AFRICA--10.3%                -----------------------------------------------------------------------------------------------
                                   Ashanti Goldfields(2)                                      100,000               2,262,500
                                   -----------------------------------------------------------------------------------------------
                                   Driefontein Consolidated Ltd., ADR                         300,000               4,153,140
                                   -----------------------------------------------------------------------------------------------
                                   Free State Consolidated Gold Mines Ltd., ADR               250,000               3,093,750
                                   -----------------------------------------------------------------------------------------------
                                   Hartebeestfontein Gold Mining Co.                          400,000               1,441,000
                                   -----------------------------------------------------------------------------------------------
                                   Southvaal Holdings Ltd., ADR                                50,000               1,388,770
                                   -----------------------------------------------------------------------------------------------
                                   Vaal Reefs Exploration & Mining Co. Ltd., ADR              250,000               1,546,875
                                   -----------------------------------------------------------------------------------------------
                                   Western Area Gold Mining, ADR                              100,000               1,100,000
                                                                                                                  -----------
                                                                                                                   17,667,285
----------------------------------------------------------------------------------------------------------------------------------
GOLD MINING:                       Battle Mountain Gold Co., Cl. A                            150,000               1,443,750
UNITED STATES--9.3%                -----------------------------------------------------------------------------------------------
                                   Crown Resources Corp.(1)                                   275,000               1,271,875
                                   -----------------------------------------------------------------------------------------------
                                   Homestake Mining Co.                                       150,000               2,475,000
                                   -----------------------------------------------------------------------------------------------
                                   Newmont Mining Corp.                                       147,291               6,167,811
                                   -----------------------------------------------------------------------------------------------
                                   Santa Fe Pacific Gold Corp.                                375,000                4,546,875
                                                                                                                   -----------
                                                                                                                    15,905,311
----------------------------------------------------------------------------------------------------------------------------------
GOLD-RELATED                       Cambiex Exploration, Inc.(4)                             1,500,000                  534,983
INVESTMENT--8.3%                   -----------------------------------------------------------------------------------------------
                                   Canarc Resource Corp.(1)                                   282,500                  431,807
                                   -----------------------------------------------------------------------------------------------
                                   Canarc Resource Corp.(1)(3)                                450,000                  687,823
                                   -----------------------------------------------------------------------------------------------
                                   Euro-Nevada Mining Corp.                                   253,300                7,743,494
                                   -----------------------------------------------------------------------------------------------
                                   Franco-Nevada Mining Corp. Ltd.                             70,000                3,642,978
                                   -----------------------------------------------------------------------------------------------
                                   Normandy Poseidon Ltd.                                   1,000,000                1,233,366
                                                                                                                   -----------
                                                                                                                    14,274,451
----------------------------------------------------------------------------------------------------------------------------------
PLATINUM MINING--6.7%              Anglo American Platinum Corp., ADR(1)                      150,000
1,072,519
                                   -----------------------------------------------------------------------------------------------
                                   Impala Platinum Holdings Ltd., ADR                          50,000                1,265,020
                                   -----------------------------------------------------------------------------------------------
                                   Rustenburg Platinum Holdings Ltd., ADR                     175,000                3,609,428
                                   -----------------------------------------------------------------------------------------------
                                   Stillwater Mining Co.(1)                                   200,000                5,562,500
                                                                                                                   -----------
                                                                                                                    11,509,467
                                                                                                                   -----------
                                                                                                                   108,129,732
----------------------------------------------------------------------------------------------------------------------------------
METALS--19.6%
----------------------------------------------------------------------------------------------------------------------------------
ALUMINUM--1.4%                     Alcan Australia Ltd.                                     1,350,000                2,430,581
----------------------------------------------------------------------------------------------------------------------------------
COPPER--4.8%                       Aur Resources, Inc.(1)                                     450,000                1,678,645
                                   -----------------------------------------------------------------------------------------------
                                   Freeport-McMoRan Copper & Gold, Inc., Cl. A                204,455                4,216,884
                                   -----------------------------------------------------------------------------------------------
                                   Magma Copper Co.(1)                                         75,000                1,218,750
                                   -----------------------------------------------------------------------------------------------
                                   Zambia Consolidated Copper Mines Ltd., Cl. B(1)            500,000                1,129,539
                                                                                                                   -----------
                                                                                                                     8,243,818


                                   7   Oppenheimer Gold & Special Minerals Fund

                                   -----------------------------------------------------------------------------------------------
                                   STATEMENT OF INVESTMENTS (Continued)
                                   -----------------------------------------------------------------------------------------------
                                                                                                                 MARKET VALUE
                                                                                             SHARES              SEE NOTE 1
==========================================================
==========================================================
==============
METALS: DIVERSIFIED--7.2%          Brush Wellman, Inc.                                         70,000              $1,496,250
                                   -----------------------------------------------------------------------------------------------
                                   Elkem AS                                                   275,000               3,836,171
                                   -----------------------------------------------------------------------------------------------
                                   Falconbridge Ltd.                                          100,000               1,783,276
                                   -----------------------------------------------------------------------------------------------
                                   Lucky Metal Corp.(1)                                        70,000               1,218,595
                                   -----------------------------------------------------------------------------------------------
                                   M.I.M. Holdings Ltd.                                     1,000,000               1,233,366
                                   -----------------------------------------------------------------------------------------------
                                   Trelleborg AB, Series B Free Shares                        100,000               1,167,326
                                   -----------------------------------------------------------------------------------------------
                                   Western Mining Corp. Holdings Ltd.                         284,988               1,561,524
                                                                                                                  -----------
                                                                                                                   12,296,508
----------------------------------------------------------------------------------------------------------------------------------
METALS: MISCELLANEOUS--4.1%        Asturiana de Zinc SA(1)                                    150,600               1,436,477
                                   -----------------------------------------------------------------------------------------------
                                   Cameco Corp.                                                50,000               1,505,776
                                   -----------------------------------------------------------------------------------------------
                                   Korea Zinc Co.                                              40,000                 949,555
                                   -----------------------------------------------------------------------------------------------
                                   Pasminco Ltd.(1)                                         1,000,000                 964,010
                                   -----------------------------------------------------------------------------------------------
                                   Swissreal Schweiz Liegenscha                                 2,000               2,256,719
                                                                                                                  -----------
                                                                                                                    7,112,537
----------------------------------------------------------------------------------------------------------------------------------
NICKEL--2.1%                       Eramet SA                                                   50,000               3,568,844
                                                                                                                 ------------
                                                                                                                   33,652,288
----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--5.0%
----------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.0%                Madeco SA, ADR                                             100,000               2,875,000
                                   -----------------------------------------------------------------------------------------------
                                   Svedala Industri, AB Free                                  100,000               2,691,715
                                   -----------------------------------------------------------------------------------------------
                                   Tampella AB(1)                                           1,174,333               2,964,991
                                                                                                                  -----------
                                                                                                                    8,531,706
                                                                                                                  -----------
                                   Total Common Stocks (Cost $133,651,329)                                        159,140,756
==========================================================
==========================================================
==============
PREFERRED STOCKS--2.1%
----------------------------------------------------------------------------------------------------------------------------------
                                   Battle Mountain Gold Co., Cv.                               34,500               1,906,125
                                   -----------------------------------------------------------------------------------------------
                                   Cyprus Amax Minerals Co., $4.00 Cv., Series A               26,666               1,666,625
                                                                                                                  -----------
                                   Total Preferred Stocks (Cost $3,304,603)                                         3,572,750


                                   8   Oppenheimer Gold & Special Minerals Fund

                                   -----------------------------------------------------------------------------------------------

                                   -----------------------------------------------------------------------------------------------
                                                                                                                 MARKET VALUE
                                                                                             UNITS               SEE NOTE 1
==========================================================
==========================================================
==============
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
----------------------------------------------------------------------------------------------------------------------------------
                                   Ashton Mining of Canada, Inc. Wts., Exp. 10/95              78,500              $   11,428
                                   -----------------------------------------------------------------------------------------------
                                   Cambiex Exploration, Inc. Wts., Exp. 12/95(4)              750,000                  32,754
                                   -----------------------------------------------------------------------------------------------
                                   Dayton Mining Corp. Wts., Exp. 11/95                       150,000                     --
                                   -----------------------------------------------------------------------------------------------
                                   Lynas Gold NL Wts., Exp. 6/99                            1,200,000                  93,566
                                   -----------------------------------------------------------------------------------------------
                                   Minera Rayrock, Inc. Wts., Exp. 1/96(2)                    170,000                     --
                                   -----------------------------------------------------------------------------------------------
                                   Renison Goldfields (LCB) Unsec. Ln.                        116,000                 271,340
                                                                                                                   ----------
                                   Total Rights, Warrants and Certificates (Cost $529,799)                            409,088
                                                                                             FACE
                                                                                             AMOUNT
==========================================================
==========================================================
==============
REPURCHASE AGREEMENTS--4.5%        Repurchase agreement with First Chicago Capital
                                   Markets, 6.125%, dated 6/30/95, to be repurchased at
                                   $7,703,930 on 7/3/95, collateralized by U.S. Treasury
                                   Bonds, 11.25%, 2/15/15, with a value of $785,534, U.S.
                                   Treasury Nts., 4.75%-7.875%, 3/31/96-8/15/01, with a
                                   value of $5,138,338, and U.S. Treasury Bills maturing
                                   9/28/95-12/14/95, with a value of $1,937,823
                                   (Cost $7,700,000)                                          $7,700,000            7,700,000
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $147,165,138)                                                    100.9%
173,276,594
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                               (0.9)          (1,555,728)
                                                                                              ----------         ------------
NET ASSETS                                                                                         100.0%        $171,720,866
                                                                                              ----------         ------------
                                                                                              ----------         ------------

                                   1. Non-income producing security.
                                   2. Represents a security sold under Rule 144A, which is exempt from registration under the
                                   Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,773,644 or
                                   2.78% of the Fund's net assets, at June 30, 1995.
                                   3. Identifies issues considered to be restricted--See Note 5 of Notes to Financial Statements.
                                   4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1995. The aggregate fair value of all securities of affiliated companies as of June 30, 1995 amounted to $567,737. Transactions during the period in which the issuer was an affiliate are as follows:

                            BALANCE                                                         BALANCE
                            JUNE 30, 1994      GROSS ADDITIONS          GROSS REDUCTIONS    JUNE 30, 1995
                            ----------------   ----------------------   -----------------   -----------------     DIVIDEND
                            SHARES    COST     SHARES       COST        SHARES   COST      SHARES      COST
INCOME
----------------------------------------------------------------------------------------------------------------------------------
Cambiex Exploration, Inc.   --        $  --      1,500,000   $756,573    --      $  --     1,500,000   $756,573     $  --
----------------------------------------------------------------------------------------------------------------------------------
Cambiex Exploration, Inc.
Wts., Exp. 12/95            --           --        750,000    112,921    --         --       750,000    112,921        --
                                      -----                  --------            -----                 --------     -----
                                      $  --                  $869,494            $  --                 $869,494     $  --
                                      -----                  --------            -----                 --------     -----
                                      -----                  --------            -----                 --------     -----

                                See accompanying Notes to Financial Statements.


                                   9   Oppenheimer Gold & Special Minerals Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENT OF ASSETS AND LIABILITIES   JUNE 30, 1995
                         ---------------------------------------------------------------------------------------------------------

==========================================================
==========================================================
==============
ASSETS                   Investments, at value (cost $147,165,138)--see accompanying statement                   $173,276,594
                         ---------------------------------------------------------------------------------------------------------
                         Cash                                                                                         136,558
                         ---------------------------------------------------------------------------------------------------------
                         Receivables:
                         Interest                                                                                     417,607
                         Investments sold                                                                             357,139
                         Shares of beneficial interest sold                                                           270,563
                         ---------------------------------------------------------------------------------------------------------
                         Other                                                                                         16,159
                                                                                                                 ------------
                         Total assets                                                                             174,474,620
==========================================================
==========================================================
==============
LIABILITIES              Payables and other liabilities:
                         Investments purchased                                                                      1,285,000
                         Shares of beneficial interest redeemed                                                     1,190,278
                         Transfer and shareholder servicing agent fees                                                 23,220
                         Service plan fees--Note 4                                                                     87,124
                         Trustees' fees                                                                                86,355
                         Other                                                                                         81,777
                                                                                                                 ------------
                         Total liabilities                                                                          2,753,754
==========================================================
==========================================================
==============
NET ASSETS                                                                                                       $171,720,866
                                                                                                                 ------------
                                                                                                                 ------------

==========================================================
==========================================================
==============
COMPOSITION OF           Paid-in capital                                                                         $154,878,258
NET ASSETS               ---------------------------------------------------------------------------------------------------------
                         Undistributed net investment income                                                          636,579
                         ---------------------------------------------------------------------------------------------------------
                         Accumulated net realized loss from investment and foreign currency transactions           (9,905,759)
                         ---------------------------------------------------------------------------------------------------------
                         Net unrealized appreciation on investments and translation of assets
                         and liabilities denominated in foreign currencies                                         26,111,788
                                                                                                                 ------------
                         Net assets--applicable to 12,743,261 shares of beneficial interest outstanding          $171,720,866
                                                                                                                 ------------
                                                                                                                 ------------

==========================================================
==========================================================
==============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
$13.48
==========================================================
==========================================================
==============
MAXIMUM OFFERING PRICE PER SHARE (NET ASSET VALUE PLUS SALES CHARGE OF 5.75% OF OFFERING
PRICE)                        $14.30

                         See accompanying Notes to Financial Statements.


                         10   Oppenheimer Gold & Special Minerals Fund

                                --------------------------------------------------------------------------------------------------
                                STATEMENT OF OPERATIONS   FOR THE YEAR ENDED JUNE 30, 1995
                                --------------------------------------------------------------------------------------------------

==========================================================
==========================================================
==============
INVESTMENT INCOME               Interest                                                                          $   827,729
                                --------------------------------------------------------------------------------------------------
                                Dividends (net of foreign withholding taxes of $317,561)                            2,403,593
                                                                                                                  -----------
                                Total income                                                                        3,231,322

==========================================================
==========================================================
==============
EXPENSES                        Management fees--Note 4                                                             1,339,091
                                --------------------------------------------------------------------------------------------------
                                Service plan fees--Note 4                                                             356,654
                                --------------------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees--Note 4                                 216,178
                                --------------------------------------------------------------------------------------------------
                                Shareholder reports                                                                   209,035
                                --------------------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                           112,423
                                --------------------------------------------------------------------------------------------------
                                Trustees' fees and expenses                                                            54,484
                                --------------------------------------------------------------------------------------------------
                                Legal and auditing fees                                                                26,159
                                --------------------------------------------------------------------------------------------------
                                Insurance expenses                                                                     15,932
                                --------------------------------------------------------------------------------------------------
                                Other                                                                                 106,613
                                                                                                                  -----------
                                Total expenses                                                                      2,436,569

==========================================================
==========================================================
==============
NET INVESTMENT INCOME                                                                                                 794,753

==========================================================
==========================================================
==============
REALIZED AND UNREALIZED GAIN    Net realized gain (loss) on:
(LOSS) ON INVESTMENTS           Investments                                                                         4,934,803
AND FOREIGN CURRENCY            Foreign currency transactions                                                        (785,735)
TRANSACTIONS                                                                                                      -----------
                                Net realized gain                                                                   4,149,068

                                --------------------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on:
                                Investments                                                                        (4,697,023)
                                Translation of assets and liabilities denominated in foreign currencies             2,374,524
                                                                                                                  -----------
                                Net change                                                                         (2,322,499)
                                                                                                                  -----------
                                Net realized and unrealized gain on investments and foreign
                                currency transactions                                                               1,826,569

==========================================================
==========================================================
==============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $
2,621,322
                                                                                                                  -----------
                                                                                                                  -----------

                                See accompanying Notes to Financial Statements.


                                11   Oppenheimer Gold & Special Minerals Fund

                         ---------------------------------------------------------------------------------------------------------
                         STATEMENTS OF CHANGES IN NET ASSETS
                         ---------------------------------------------------------------------------------------------------------

                                                                                                   YEAR ENDED JUNE 30,
                                                                                                   1995              1994
==========================================================
==========================================================
==============
OPERATIONS               Net investment income                                                     $    794,753      $    865,930
                         ---------------------------------------------------------------------------------------------------------
                         Net realized gain on investments and foreign currency transactions           4,149,068        15,524,283
                         ---------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments and
                         translation of assets and liabilities denominated in foreign currencies     (2,322,499)       (3,609,360)
                                                                                                   ------------      ------------
                         Net increase in net assets resulting from operations                         2,621,322        12,780,853

==========================================================
==========================================================
==============
DIVIDENDS AND            Dividends from net investment income
DISTRIBUTIONS TO         ($.067 and $.059 per share, respectively)                                     (878,199)         (776,209)
SHAREHOLDERS

==========================================================
==========================================================
==============
BENEFICIAL INTEREST      Net increase (decrease) in net assets resulting from
TRANSACTIONS             beneficial interest transactions--Note 2                                    (9,037,115)        8,028,555

==========================================================
==========================================================
==============
NET ASSETS               Total increase (decrease)                                                   (7,293,992)       20,033,199
                         ---------------------------------------------------------------------------------------------------------
                         Beginning of period                                                        179,014,858       158,981,659
                                                                                                   ------------      ------------
                         End of period (including undistributed net investment income
                         of $636,579 and $793,753, respectively)                                   $171,720,866      $179,014,858
                                                                                                   ------------      ------------
                                                                                                   ------------      ------------

                         See accompanying Notes to Financial Statements.


                         12 Oppenheimer Gold & Special Minerals Fund

                            -------------------------------------------------------------------------------------------------------
                            FINANCIAL HIGHLIGHTS
                            -------------------------------------------------------------------------------------------------------
                            YEAR ENDED JUNE 30,
                            1995       1994       1993       1992      1991      1990       1989       1988       1987     1986
==========================================================
==========================================================
===============
PER SHARE OPERATING DATA:
Net asset value,
beginning of year           $13.28    $12.32     $10.68     $10.36     $11.65    $12.58     $12.82     $12.10      $6.43    $6.88
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income          .06       .06        .06        .16        .17       .14        .23        .26        .15      .15
Net realized and
unrealized gain (loss)
on investments and
foreign currency
transactions                   .21       .96       1.72        .35      (1.42)      .54        .50       3.39       5.66     (.58)
                            ------    ------     ------     ------     ------    ------     ------     ------     ------   ------
Total income (loss) from
investment operations          .27      1.02       1.78        .51      (1.25)      .68        .73       3.65       5.81     (.43)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions
to shareholders:
Dividends from net
investment income            (.07)     (.06)      (.14)      (.19)       (.04)     (.27)      (.18)      (.36)      (.14)    (.02)
Distributions from net
realized gain on
investments and foreign
currency transactions          --        --         --         --          --     (1.34)      (.79)     (2.57)        --       --

                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
Total dividends and
distributions
to shareholders              (.07)     (.06)      (.14)      (.19)       (.04)    (1.61)      (.97)     (2.93)      (.14)    (.02)

-----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of year                $13.48    $13.28     $12.32     $10.68      $10.36    $11.65     $12.58     $12.82     $12.10    $6.43
                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
                           ------    ------     ------     ------      ------    ------     ------     ------     ------   ------
==========================================================
==========================================================
===============
TOTAL RETURN, AT
NET ASSET VALUE(1)           2.03%     8.25%     17.15%      5.08%     (10.71)%    3.10%      6.43%     33.24%
92.35%   (6.23)%
==========================================================
==========================================================
===============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in thousands)           $171,721  $179,015   $158,982   $133,345    $150,907  $163,118   $120,198   $107,264    $76,532
$29,080
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)           $178,579  $175,093   $124,869   $137,906    $154,318  $154,079   $110,873    $90,672    $49,947
$32,407
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
year (in thousands)        12,743    13,478     12,908     12,486      14,564    13,999      9,552      8,365      6,324    4,523
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of
debt outstanding
throughout each year
(in thousands)(2)             $--       $--        $--        $--         $--       $--        $--        $--        $79     $366
 ----------------------------------------------------------------------------------------------------------------------------------
Average number of
shares outstanding
throughout each year
(in thousands)(3)              --        --         --         --          --        --         --         --      5,253    4,743
-----------------------------------------------------------------------------------------------------------------------------------
Average amount of
debt per share outstanding
throughout each year          $--       $--        $--        $--         $--       $--        $--        $--       $.02     $.08
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income         .45%      .50%       .61%      1.25%       1.67%     1.17%      1.97%      2.38%      2.10%
  2.19%
Expenses                     1.36%     1.31%      1.38%      1.38%       1.43%     1.37%      1.22%      1.22%      1.41%
1.61%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(4)                      35.8%     29.5%      23.9%      39.4%      113.3%     82.3%     111.7%     175.8%     191.7%
52.9%

                             1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
                             Sales charges are not reflected in the total returns.
                             2. Based upon daily outstanding borrowing.
                             3. Based upon month-end balances.
                             4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $61,761,542 and $63,338,747, respectively.

                             See accompanying Notes to Financial Statements.


                             13   Oppenheimer Gold & Special Minerals Fund

                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS
                      ----------------------------------------------------------

==========================================================
======================
1. SIGNIFICANT        Oppenheimer Gold & Special Minerals Fund (the Fund) is
   ACCOUNTING         registered under the Investment Company Act of 1940, as
   POLICIES           amended, as a diversified, open-end management investment
                      company. The Fund's investment advisor is Oppenheimer
                      Management Corporation (the Manager). The following is a
                      summary of significant accounting policies consistently
                      followed by the Fund.
                      -------------------------------------------------------
                      INVESTMENT VALUATION. Portfolio securities are valued
                      at the close of the New York Stock Exchange on each
                      trading day. Listed and unlisted securities for
                      which such information is regularly reported are
                      valued at the last sale price of the day or, in the
                      absence of sales, at values based on the closing
                      bid or asked price or the last sale price on the prior
                      trading day. Long-term and short-term "non-money
                      market" debt securities are valued by a portfolio
                      pricing service approved by the Board of Trustees.
                      Such securities which cannot be valued by the
                      approved portfolio pricing service are valued
                      using dealer-supplied valuations provided the Manager
                      is satisfied that the firm rendering the quotes is
                      reliable and that the quotes reflect current market
                      value, or under consistently applied procedures
                      established by the Board of Trustees to determine
                      fair value in good faith. Short-term "money market
                      type" debt securities having a remaining maturity of
                      60 days or less are valued at cost (or last determined
                      market value) adjusted for amortization to maturity of
                      any premium or discount.
                      -------------------------------------------------------
                      FOREIGN CURRENCY TRANSLATION. The accounting records of
                      the Fund are maintained in U.S. dollars. Prices of
                      securities denominated in foreign currencies are
                      translated into U.S. dollars at the closing rates of
                      exchange. Amounts related to the purchase and sale of
                      securities and investment income are translated at the
                      rates of exchange prevailing on the respective dates of
                      such transactions.
                                The effect of changes in foreign currency
                      exchange rates on investments is separately identified
                      from the fluctuations arising from changes in market
                      values of securities held and reported with all other
                      foreign currency gains and losses in the Fund's results
                      of operations.
                      ----------------------------------------------------------
                      REPURCHASE AGREEMENTS. The Fund requires the custodian
                      to take possession, to have legally segregated in the
                      Federal Reserve Book Entry System or to have segregated
                      within the custodian's vault, all securities held as
                      collateral for repurchase agreements. The market value
                      of the underlying securities is required to be at least
                      102% of the resale price at the time of purchase. If the
                      seller of the agreement defaults and the value of the
                      collateral declines, or if the seller enters an
                      insolvency proceeding, realization of the value of the
                      collateral by the Fund may be delayed or limited.
                      ----------------------------------------------------------
                      FEDERAL TAXES. The Fund intends to continue to comply
                      with provisions of the Internal Revenue Code applicable
                      to regulated investment companies and to distribute all
                      of its taxable income, including any net realized gain
                      on investments not offset by loss carryovers, to
                      shareholders. Therefore, no federal income or excise
                      tax provision is required. At June 30, 1995, the
                      Fund had available for federal income tax purposes an
                      unused capital loss carryover of approximately
                      $9,647,000, $6,394,000 of which will expire in
                      2000, and $3,253,000 in 2001.
                      ----------------------------------------------------------
                      TRUSTEES' FEES AND EXPENSES. The Fund has adopted a
                      nonfunded retirement plan for the Fund's independent
                      trustees. Benefits are based on years of service
                      and fees paid to each trustee during the years of
                      service. During the year ended June 30, 1995, the Fund's
                      projected benefit obligations were reduced by
                      $11,186, and a payment of $1,182 was made to a retired
                      trustee, resulting in an accumulated liability of
                      $58,291 at June 30, 1995.
                      ----------------------------------------------------------
                      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                      14 Oppenheimer Gold & Special Minerals Fund

                      ----------------------------------------------------------

                      ----------------------------------------------------------

==========================================================
======================
1. SIGNIFICANT        CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net
   ACCOUNTING         investment income (loss) and net realized gain (loss)
   POLICIES           may differ for financial statement and tax purposes
   (CONTINUED)        primarily because of the recognition of certain foreign
                      currency gains (losses) as ordinary income (loss) for
                      tax purposes. The character of the distributions made
                      during the year from net investment income or net
                      realized gains may differ from their ultimate
                      characterization for federal income tax purposes. Also,
                      due to timing of dividend distributions, the fiscal
                      year in which amounts are distributed may differ from
                      the year that the income or realized gain (loss) was
                      recorded by the Fund.
                                During the year ended June 30, 1995, the
                      Fund changed the classification of distributions to
                      shareholders to better disclose the differences
                      between financial statement amounts and distributions
                      determined in accordance with income tax regulations.
                      Accordingly, during the year ended June 30, 1995,
                      amounts have been reclassified to reflect a decrease
                      in undistributed net investment income of $73,728,
                      and a decrease in accumulated net realized loss on
                      investments of $73,728.
                      ----------------------------------------------------------
                      OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notice in the case of certain foreign dividends. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

==========================================================
======================
2. SHARES OF          The Fund has authorized an unlimited number of no par
   BENEFICIAL         value shares of beneficial interest. Transactions in
   INTEREST           shares of beneficial interest were as follows:


                                                          YEAR ENDED JUNE 30, 1995           YEAR ENDED JUNE 30, 1994
                                                          ------------------------------     ------------------------------
                                                          SHARES         AMOUNT              SHARES         AMOUNT
                      -----------------------------------------------------------------------------------------------------
                      Sold                                 17,062,570    $227,723,637         16,319,300    $ 218,789,343
                      Dividends  reinvested                    60,139         779,406             48,817          596,985
                      Redeemed                            (17,857,834)   (237,540,158)       (15,798,058)    (211,357,773)
                                                          -----------   -------------        -----------    -------------
                      Net increase (decrease)                (735,125)  $  (9,037,115)           570,059    $  8,028,555
                                                          -----------   -------------        -----------    ------------
                                                          -----------   -------------        -----------    ------------

==========================================================
======================
3. UNREALIZED GAINS   At June 30, 1995, net unrealized appreciation on
   AND LOSSES ON      investments of $26,111,456 was composed of gross
   INVESTMENTS        appreciation of $36,081,332, and gross depreciation
                      of $9,969,876.
==========================================================
======================
4. MANAGEMENT FEES    Management fees paid to the Manager were in accordance
   AND OTHER          with the investment advisory agreement with the Fund
   TRANSACTIONS       which provides for a fee of .75% on the first $200
   WITH AFFILIATES    million of average annual net assets, .72% on the next
                      $200 million, .69% on the next $200 million, .66% on the next $200 million and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.
                                For the year ended June 30, 1995, commissions
                      (sales charges paid by investors) on sales of Fund shares totaled $842,093, of which $202,059 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.
                                Oppenheimer Shareholder Services (OSS), a
                      division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.
                                Under an approved service plan, the Fund
                      reimburses OFDI for costs incurred in distributing shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Reimbursements are not to exceed .25% annually of the net asset value of Fund shares sold subsequent to March 31, 1991. During the year ended June 30, 1995, OFDI paid $7,038 to an affiliated broker/dealer as reimbursement for distribution-related expenses.


                      15   Oppenheimer Gold & Special Minerals Fund

                      ----------------------------------------------------------
                      NOTES TO FINANCIAL STATEMENTS (Continued)
                      ----------------------------------------------------------

==========================================================
======================
5. RESTRICTED         At June 30, 1995, investments in securities included
   SECURITIES         issues that are illiquid or restricted. The securities
                      are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities.
                      The aggregate value of these securities subject to this limitation at June 30, 1995 was $3,150,435 which represents 1.8% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                        VALUATION PER
                                                                                                        UNIT AS OF
                      SECURITY                     ACQUISITION DATE            COST PER UNIT            JUNE 30, 1995
                      ---------------------------------------------------------------------------------------------------------
                      Canarc Resources Corp.       6/6/94                              $2.15                    $1.53
                      ---------------------------------------------------------------------------------------------------------
                      TVX Gold, Inc.               6/28/93--10/20/93                   $4.10                    $7.04

                      Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. See note 2 to the Statement of Investments.

Appendix

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
      Oppenheimer Management Corporation
      Two World Trade Center
      New York, New York 10048

Distributor
      Oppenheimer Funds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048

Transfer and Shareholder Servicing  Agent
      Oppenheimer Shareholder Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian of Portfolio Securities
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG Peat Marwick LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen Shalov & Wein
      114 West 47th Street
      New York, New York  10036

OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FORM N-1A

PART C

OTHER INFORMATION


ITEM 24    Financial Statements and Exhibits

      (a)  Financial Statements

           (1)  Condensed Financial Information (See Part A, Prospectus):
                Filed herewith.

           (2) Report of Independent Auditors (see Part B, Statement of Additional Information): Filed herewith.

           (3) Statement of Investments (see Part B, Statement of Additional Information): Filed herewith.

           (4) Statement of Assets and Liabilities (see Part B, Statement of Additional Information): Filed herewith.

           (5)  Statement of Operations (see Part B, Statement of
                Additional Information):  Filed herewith.

           (6) Statements of Changes in Net Assets (see Part B, Statement of Additional Information): Filed herewith.

           (7) Notes to Financial Statements (see Part B, Statement of Additional Information): Filed herewith.


      (b)  Exhibits

      Exhibit
      Number    Description

      (1) Amended and Restated Declaration of Trust dated August 15, 1995: Previously filed with Post-Effective Amendment No. 22, 8/31/95, to Registrant's Registration Statement and incorporated herein by reference.

      (2) By-Laws amended as of 8/6/87: Previously filed with Post-Effective Amendment No. 20, 9/2/94, to the Registrant's Registration Statement, 9/2/94, and incorporated herein by reference.

      (3)       Not applicable.

      (4) (i) Specimen Share Certificate for Class A Shares: Previously filed with Registrant's Post-Effective Amendment No. 5 to Registrant's Registration Statement, 11/1/85, and refiled with Registrant's Post-Effective Amendment No. 21, 10/31/94 pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

           (ii) Specimen Share Certificate for Class B Shares: Previously filed with Post-Effective Amendment No. 22, 8/31/95 to Registrant's Registration Statement, and incorporated herein by reference.

          (iii) Specimen Share Certificate for Class C Shares: Previously filed with Post-Effective Amendment No. 22, 8/31/95 to Registrant's Registration Statement, and incorporated herein by reference.

      (5)       Investment Advisory Agreement dated June 20, 1991:
                Previously filed with Registrant's Post-Effective
                Amendment No. 20, 9/2/94, and incorporated herein by reference.

      (6)       (a)  General Distributor's Agreement dated 12/10/92:
                     Previously filed with Registrant's Post-Effective Amendment No. 18 to Registrant's Registration Statement, 8/2/93, and incorporated herein by reference.

                (b)  Form of Oppenheimer Funds Distributor, Inc. Dealer
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                (c)  Form of Oppenheimer Funds Distributor, Inc. Broker
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                (d) Broker Agreement between Oppenheimer Funds Management, Inc. and Newbridge Securities dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, and refiled with Post-Effective Amendment No. 45, of Oppenheimer Special Fund (Reg. No. 2-45272) 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

                (e)  Form of Oppenheimer Funds Distributor, Inc. Agency
                     Agreement: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

      (7) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant - 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (8) Custody Agreement dated 11/12/92: Previously filed with Registrant's Post-Effective Amendment No. 18 to
                Registrant's Registration Statement, 8/2/93, and incorporated herein by reference.

      (9)       Not applicable.

      (10) Opinion and Consent of Counsel dated 10/4/85: Filed with Registrant's Post-Effective Amendment No. 20, 9/2/94, and incorporated herein by reference.

      (11)      Independent Auditor's Consent:  Filed herewith.

      (12)      Not applicable.

      (13)      Investment Letter dated 5/31/83 from Oppenheimer
                Management Corporation to Registrant:  Filed with
                Registrant's Post-Effective Amendment No. 20, 9/2/94, and incorporated herein by reference.

      (14)      (a)  Form of Standardized and Non-Standardized Profit-
                     Sharing Plan and Money Purchase Pension Plan for self-employed persons and corporations: Previously filed with Post-Effective Amendment No. 15 of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

                (b)  Form of Individual Retirement Account Trust
                     Agreement: Previously filed with Post-Effective Amendment No. 21 of Oppenheimer U.S. Government Trust (Reg. No. 2-76645), 8/25/93, and incorporated herein by reference.

                (c) Form of Tax Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Previously filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

                (d) Form of Simplified Employee Pension IRA: Previously filed with Post-Effective Amendment No. 15 of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

                (e) Form of Prototype 410(k) Plan Filed with Post-Effective Amendment No. 7 to the Registration Statement for Oppenheimer Strategic Income & Growth Fund (File No. 33-47378), 9/28/95, and incorporated herein by reference.

      (15) (i) Service Plan and Agreement for Class A Shares dated June 10, 1993: Filed with Registrant's Post-Effective
                Amendment No. 21, 10/31/94, and incorporated herein by reference.

           (ii) Distribution and Service Plan and Agreement for Class B shares dated as of August 15, 1995: Previously filed with Post-Effective Amendment No. 22, 8/31/95, to Registrant's Registration Statement, and incorporated herein by reference.

            (iii) Distribution and Service Plan and Agreement for Class C shares dated as of August 15, 1995: Previously filed with Post-Effective Amendment No. 22, 8/31/95, to Registrant's Registration Statement, and incorporated herein by reference.

      (16) Performance Data Computation Schedule: Filed herewith.

      (17) (i) Financial Data Schedule for Class A Shares: Filed herewith.

           (ii) Financial Data Schedule For Class B Shares: Not applicable.

          (iii) Financial Data Schedule for Class C Shares: Not applicable.

      (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (Reg. No. 33-23566), 10/95, and incorporated herein by reference.

      --   (i)  Powers of Attorney (including certified Board
                resolutions):  Previously filed with Post-Effective
                Amendment No. 18 to Registrant's Registration Statement,
                8/2/93, and incorporated herein by reference.

           (ii) Powers of Attorney for Bridget A. Macaskill: To be filed by Amendment.

ITEM 25    Persons Controlled by or Under Common Control with Registrant

           None

ITEM 26    Number of Holders of Securities

                                         Number of Record
                                         Holders as of
Title of Class                           October 2, 1995

Class A Shares of Beneficial Interest          21,620
Class B Shares of Beneficial Interest            0
Class C Shares of Beneficial Interest            0


ITEM 27    Indemnification

           Reference is made to paragraphs (c) through (g) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit 24(b)(1) to this Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

   Item 28.     Business and Other Connections of Investment Adviser
--------   ----------------------------------------------------

      (a) Oppenheimer Management Corporation is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts
A and B hereof and listed in Item 28(b) below.

      (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Oppenheimer Management Corporation is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name & Current Position
with Oppenheimer               Other Business and Connections
Management Corporation         During the Past Two Years
-----------------------        ------------------------------

Lawrence Apolito,              None.
Vice President

James C. Ayer, Jr.,            Vice President and Portfolio Manager of
Assistant Vice President       Oppenheimer Gold & Special Minerals Fund
                               and Oppenheimer Global Emerging Growth
                               Fund.

Victor Babin,                  None.
Senior Vice President

Robert J. Bishop               Assistant Treasurer of the Oppenheimer Funds
Assistant Vice President       (listed below); previously a Fund
                               Controller for Oppenheimer Management
                               Corporation (the "Manager").

Bruce Bartlett                 Vice President and Portfolio Manager of
Vice President                 Oppenheimer Total Return Fund, Inc.,
                               Oppenheimer Main Street Funds, Inc. and
                               Oppenheimer Variable Account Funds;
                               formerly a Vice President and Senior
                               Portfolio Manager at First of America
                               Investment Corp.

George Bowen                   Treasurer of the New York-based
Senior Vice President          Oppenheimer Funds; Vice President, Secretary
and Treasurer                  and Treasurer of the Denver-based
                               Oppenheimer Funds. Vice President and
                               Treasurer of Oppenheimer Funds Distributor,
                               Inc. (the "Distributor") and HarbourView
                               Asset Management Corporation
                               ("HarbourView"), an investment adviser
                               subsidiary of OMC; Senior Vice President,
                               Treasurer, Assistant Secretary and a
                               director of Centennial Asset Management
                               Corporation ("Centennial"), an investment adviser subsidiary of the Manager; Vice
                               President, Treasurer and Secretary of
                               Shareholder Services, Inc. ("SSI") and
                               Shareholder Financial Services, Inc.
                               ("SFSI"), transfer agent subsidiaries of
                               OMC; President, Treasurer and Director of
                               Centennial Capital Corporation; Vice
                               President and Treasurer of Main
                               StreetAdvisers.

Michael A. Carbuto,            Vice President and Portfolio Manager of
Vice President                 Oppenheimer Tax-Exempt Cash Reserves,
                               Centennial California Tax Exempt Trust,
                               Centennial New York Tax Exempt Trust and
                               Centennial Tax Exempt Trust; Vice President of Centennial.

William Colbourne,             Formerly, Director of Alternative Staffing
Assistant Vice President       Resources, and Vice President of Human
                               Resources, American Cancer Society.

Lynn Coluccy, Vice President   Formerly Vice President/Director of
                               Internal Audit of the Manager.

O. Leonard Darling,            Formerly Co-Director of Fixed Income for
Executive Vice President       State Street Research & Management Co.

Robert A. Densen,              None.
Senior Vice President

Robert Doll, Jr.,              Vice President and Portfolio Manager of
Executive Vice President       Oppenheimer Growth Fund, Oppenheimer
                               Variable Account Funds, Oppenheimer Main
                               Street Funds, Inc. and Oppenheimer Target
                               Fund; Senior Vice President and Portfolio
                               Manager of Oppenheimer Strategic Income &
                               Growth Fund.

John Doney, Vice President     Vice President and Portfolio Manager of
                               Oppenheimer Equity Income Fund.

Andrew J. Donohue,             Secretary of the New York-based
Executive Vice President       Oppenheimer Funds; Vice President of the
& General Counsel              Denver-based Oppenheimer Funds; Executive
                               Vice President, Director and General
                               Counsel of the Distributor; formerly Senior
                               Vice President and Associate General
                               Counsel of the Manager and the Distributor.

Kenneth C. Eich,               Treasurer of Oppenheimer Acquisition
Executive Vice President/      Corporation
Chief Financial Officer

George Evans, Vice President   Vice President and Portfolio Manager of
                               Oppenheimer Variable Account Funds and
                               Oppenheimer Global Securities Fund.

Scott Farrar,                  Assistant Treasurer of the Oppenheimer
Assistant Vice President       Funds; previously a Fund Controller for the
                               Manager.

Katherine P.Feld               Vice President and Secretary of Oppenheimer
Vice President and             Funds Distributor, Inc.; Secretary of
Secretary                      HarbourView, Main Street Advisers, Inc. and
                               Centennial; Secretary, Vice President and
                               Director of Centennial Capital Corp.

Jon S. Fossel,                 President and director of Oppenheimer
Chairman of the Board          Acquisition Corp. ("OAC"), the Manager's
and Director                   parent holding company; President, CEO and
                               a director of HarbourView; a director of SSI and SFSI; President, Director, Trustee, and Managing General Partner of the Denver-based Oppenheimer Funds; President and
                               Chairman of the Board of Main Street
                               Advisers, Inc.; formerly Chief Executive
                               Officer of the Manager.

Robert G. Galli,               Trustee of the New York-based
Vice Chairman                  Oppenheimer Funds; Vice President and
                               Counsel of OAC; formerly he held the
                               following positions: a director of the
                               Distributor, Vice President and a director of HarbourView and Centennial, a director of SFSI and SSI, an officer of other
                               Oppenheimer Funds and Executive Vice
                               President & General Counsel of the Manager and the Distributor.

Linda Gardner,                 None.
Assistant Vice President

Ginger Gonzalez,               Formerly 1st Vice President/Director of
Vice President                 Creative Services for Shearson Lehman
                               Brothers.


Mildred Gottlieb               Formerly served as a Strategy Consultant
Assistant Vice President       for the Private Client Division of Merrill
                               Lynch.

Dorothy Grunwager,             None.
Assistant Vice President

Caryn Halbrecht,               Vice President and Portfolio Manager of
Vice President                 Oppenheimer Insured Tax-Exempt Fund and
                               Oppenheimer Intermediate Tax Exempt Fund;
                               an officer of other Oppenheimer Funds;
                               formerly Vice President of Fixed Income
                               Portfolio Management at Bankers Trust.

Barbara Hennigar,              President and Director of Shareholder
President and Chief            Financial Service, Inc.
Executive Officer of
Oppenheimer Shareholder
Services, a division of OMC.

Alan Hoden, Vice President     None.

Merryl Hoffman,                None.
Vice President

Scott T. Huebl,                None.
Assistant Vice President

Jane Ingalls,                  Formerly a Senior Associate with Robinson,
Assistant Vice President       Lake/Sawyer Miller.

Bennett Inkeles,               Formerly employed by Doremus & Company, an
Assistant Vice President       advertising agency.

Frank Jennings                 Portfolio Manager of Oppenheimer Global
Vice President                 Growth & Income Fund.  Formerly a Managing
                               Director of Global Equities at Paine
                               Webber's Mitchell Hutchins division.

Stephen Jobe,                  None.
Vice President

Heidi Kagan,                   None.
Assistant Vice President

Avram Kornberg,                Formerly a Vice President with Bankers
Vice President                 Trust.

Paul LaRocco,                  Portfolio Manager of Oppenheimer Capital
Assistant Vice President       Appreciation Fund and Oppenheimer Variable
                               Account Funds; Associate Portfolio Manager of Oppenheimer Discovery Fund. Formerly a
                               Securities Analyst for Columbus Circle
                               Investors.

Mitchell J. Lindauer,          None.
Vice President

Loretta McCarthy,              None.
Senior Vice President

Bridget Macaskill,             Director and Trustee of the New York
President, Chief Executive     based Oppenheimer funds; Vice President
Officer and Director           and a Director of OAC; Director of
                               HarbourView; Director of Main Street
                               Advisers, Inc.; and Chairman of Shareholder
                               Services, Inc.



Sally Marzouk,                 None.
Vice President

Marilyn Miller,                Formerly a Director of marketing for
Vice President                 TransAmerica Fund Management Company.

Denis R. Molleur,              None.
Vice President

Kenneth Nadler,                None.
Vice President

David Negri,                   Vice President and Portfolio Manager of
Vice President                 Oppenheimer Strategic Bond Fund,
                               Oppenheimer Multiple Strategies Fund,
                               Oppenheimer Asset Allocation Fund,
                               Oppenheimer Strategic Income Fund,
                               Oppenheimer Strategic Income & Growth Fund,
                               Oppenheimer High Income Fund, Oppenheimer
                               Variable Account Funds and Oppenheimer Bond
                               Fund; an officer of other Oppenheimer
                               Funds.

Barbara Niederbrach,           None.
Assistant Vice President

Stuart Novek,                  Formerly a Director Account Supervisor for
Vice President                 J. Walter Thompson.

Robert A. Nowaczyk,            None.
Vice President

Robert E. Patterson,           Vice President and Portfolio Manager of
Senior Vice President          Oppenheimer Main Street California Tax-
                               Exempt Fund, Oppenheimer Insured Tax-Exempt
                               Fund, Oppenheimer Intermediate Tax-Exempt
                               Fund, Oppenheimer Florida Tax-Exempt Fund,
                               Oppenheimer New Jersey Tax-Exempt Fund,
                               Oppenheimer Pennsylvania Tax-Exempt Fund,
                               Oppenheimer California Tax-Exempt Fund,
                               Oppenheimer New York Tax-Exempt Fund and
                               Oppenheimer Tax-Free Bond Fund; Vice
                               President of the New York Tax-Exempt Income
                               Fund, Inc.; Vice President of Oppenheimer
                               Multi-Sector Income Trust.

Tilghman G. Pitts III,         Chairman and Director of the Distributor.
Executive Vice President
and Director

   Jane Putnam,                Associate Portfolio Manager of Oppenheimer
Assistant Vice President       Growth Fund and Oppenheimer Target Fund.
                               Vice President and Portfolio Manager for
                               Oppenheimer Variable Account Funds.
                               Formerly Fund; Senior Investment Officer and Portfolio Manager with Chemical Bank.

Russell Read,                  Formerly an International Finance Consultant
Vice President                 for Dow Chemical.

Thomas Reedy,                  Vice President of Oppenheimer Multi-Sector
Vice President                 Income Trust and Oppenheimer Multi-
                               Government Trust; an officer of other
                               Oppenheimer Funds; formerly a Securities
                               Analyst for the Manager.

David Robertson,               None.
Vice President

Adam Rochlin,                  Formerly a Product Manager for Metropolitan
Assistant Vice President       Life Insurance Company.

David Rosenberg,               Vice President and Portfolio Manager of
Vice President                 Oppenheimer Limited-Term Government Fund
                               and Oppenheimer U.S. Government Trust.
                               Formerly Vice President and Senior
                               Portfolio Manager for Delaware Investment
                               Advisors.

Richard H. Rubinstein,         Vice President and Portfolio Manager of
Vice President                 Oppenheimer Asset Allocation Fund,
                               Oppenheimer Fund and Oppenheimer Multiple
                               Strategies Fund; an officer of other
                               Oppenheimer Funds; formerly Vice President and Portfolio Manager/Security Analyst for
                               Oppenheimer Capital Corp., an investment adviser.

Lawrence Rudnick,              Formerly Vice President of Dollar Dry Dock
Assistant Vice President       Bank.

James Ruff,                    None.
Executive Vice President

Ellen Schoenfeld,              None.
Assistant Vice President

   Diane Sobin,                Vice President and Portfolio Manager of
Vice President                 Oppenheimer Total Return Fund, Inc.
                               Oppenheimer Main Street Funds, Inc. and
                               Oppenheimre Variable Account Funds;
                               formerly a Vice President and Senior
                               Portfolio Manager for Dean Witter
                               InterCapital, Inc.

Nancy Sperte,                  None.
Senior Vice President

Donald W. Spiro,               President and Trustee of the New York-based
Chairman Emeritus              Oppenheimer Funds; formerly Chairman of the
and Director                   Manager and the Distributor.

Arthur Steinmetz,              Vice President and Portfolio Manager of
Senior Vice President          Oppenheimer Strategic Income Fund,
                               Oppenheimer Strategic Income & Growth Fund;
                               an officer of other Oppenheimer Funds.

Ralph Stellmacher,             Vice President and Portfolio Manager of
Senior Vice President          Oppenheimer Champion Income Fund and
                               Oppenheimer High Yield Fund; an officer of other Oppenheimer Funds.

John Stoma, Vice President     Formerly Vice President of Pension
                               Marketing with Manulife Financial.

James C. Swain,                Chairman, CEO and Trustee, Director or
Vice Chairman of the           Managing Partner of the Denver-based
Board of Directors             Oppenheimer Funds; President and a Director
and Director                   of Centennial; formerly President and
                               Director of OAMC, and Chairman of the Board of SSI.

James Tobin, Vice President    None.

Jay Tracey, Vice President     Vice President of the Manager; Vice
                               President and Portfolio Manager of
                               Oppenheimer Discovery Fund.  Formerly
                               Managing Director of Buckingham Capital
                               Management.

Gary Tyc, Vice President,      Assistant Treasurer of the Distributor and
Assistant Secretary            SFSI.
and Assistant Treasurer

Jeffrey Van Giesen             Formerly employed by Kidder Peabody Asset
Vice President                 Management.

   Ashwin Vasan,               Vice President and Portfolio Manager of
Vice President                 Oppenheimer Multi-Sector Income Trust,
                               Oppenheimer Multi-Government Trust and
                               Oppenheimer International Bond Fund; an
                               officer of other Oppenheimer Funds.

Valerie Victorson,             None.
Vice President

Dorothy Warmack,               Vice President and Portfolio Manager of
Vice President                 Daily Cash Accumulation Fund, Inc.,
                               Oppenheimer Cash Reserves, Centennial
                               America Fund, L.P., Centennial Government
                               Trust and Centennial Money Market Trust;
                               Vice President of Centennial.

Christine Wells,               None.
Vice President

William L. Wilby,              Vice President and Portfolio Manager of
Senior Vice President          Oppenheimer Global Fund and Oppenheimer
                               Global Growth & Income Fund; Vice President of HarbourView; an officer of other
                               Oppenheimer Funds.

Susan Wilson-Perez,            None.
Vice President

Carol Wolf,                    Vice President and Portfolio Manager of
Vice President                 Oppenheimer Money Market Fund, Inc.,
                               Centennial America Fund, L.P., Centennial
                               Government Trust, Centennial Money Market
                               Trust and Daily Cash Accumulation Fund,
                               Inc.; Vice President of Oppenheimer Multi-
                               Sector Income Trust; Vice President of
                               Centennial.

Robert G. Zack,                Associate General Counsel of the Manager;
Senior Vice President          Assistant Secretary of the Oppenheimer
and Assistant Secretary        Funds; Assistant Secretary of SSI, SFSI; an
                               officer of other Oppenheimer Funds.

Eva A. Zeff,                   An officer of certain Oppenheimer Funds;
Assistant Vice President       formerly a Securities Analyst for the
                               Manager.

Arthur J. Zimmer,              Vice President and Portfolio Manager of
Vice President                 Centennial America Fund, L.P., Oppenheimer
                               Money Fund, Centennial Government Trust,
                               Centennial Money Market Trust and Daily
                               Cash Accumulation Fund, Inc.; Vice
                               President of Oppenheimer Multi-Sector
                               Income Trust; Vice President of Centennial;
                               an officer of other Oppenheimer Funds.

           The Oppenheimer Funds include the New York-based Oppenheimer Funds and the Denver-based Oppenheimer Funds set forth below:

           New York-based Oppenheimer Funds
           --------------------------------
           Oppenheimer Asset Allocation Fund
           Oppenheimer California Tax-Exempt Fund
           Oppenheimer Discovery Fund
           Oppenheimer Global Emerging Growth Fund
           Oppenheimer Global Fund
           Oppenheimer Global Growth & Income Fund
           Oppenheimer Gold & Special Minerals Fund
           Oppenheimer Growth Fund
           Oppenheimer Money Market Fund, Inc.
           Oppenheimer Multi-Government Trust
           Oppenheimer Multi-Sector Income Trust
           Oppenheimer Multi-State Tax-Exempt Trust
           Oppenheimer New York Tax-Exempt Fund
           Oppenheimer Fund
           Oppenheimer Target Fund
           Oppenheimer Tax-Free Bond Fund
           Oppenheimer U.S. Government Trust

           Denver-based Oppenheimer Funds
           ------------------------------
           Oppenheimer Cash Reserves
           Centennial America Fund, L.P.
           Centennial California Tax Exempt Trust
           Centennial Government Trust
           Centennial Money Market Trust
           Centennial New York Tax Exempt Trust
           Centennial Tax Exempt Trust
           Daily Cash Accumulation Fund, Inc.
           The New York Tax-Exempt Income Fund, Inc.
           Oppenheimer Champion Income Fund
           Oppenheimer Equity Income Fund
           Oppenheimer High Yield Fund
           Oppenheimer Integrity Funds
           Oppenheimer International Bond Fund
           Oppenheimer Limited-Term Government Fund
           Oppenheimer Main Street Funds, Inc.
           Oppenheimer Strategic Funds Trust
           Oppenheimer Strategic Income & Growth Fund
           Oppenheimer Tax-Exempt Fund
           Oppenheimer Total Return Fund, Inc.
           Oppenheimer Variable Account Funds

           The address of Oppenheimer Management Corporation, the New York-based Oppenheimer Funds, Oppenheimer Funds Distributor, Inc., Harbourview Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New
York 10048-0203.

           The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Shareholder Services, Centennial Asset Management Corporation, Centennial Capital Corp., and Main Street Advisers, Inc. is 3410 South Galena Street, Denver, Colorado 80231.

Item 29.   Principal Underwriter
--------   ---------------------

      (a) Oppenheimer Funds Distributor, Inc. is the Distributor of Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which Oppenheimer Management Corporation is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

      (b) The directors and officers of the Registrant's principal underwriter are:

                                                              Positions and
Name & Principal             Positions & Offices              Offices with
Business Address             with Underwriter                 Registrant
----------------             -------------------              -------------

George Clarence Bowen+       Vice President & Treasurer       Treasurer

Christopher Blunt            Vice President                   None
6 Baker Avenue
Westport, CT  06880

Julie Bowers                 Vice President                   None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan             Vice President                   None
1940 Cotswold Drive
Orlando, FL 32825

Mary Ann Bruce*              Senior Vice President -          None
                             Financial Institution Div.

Robert Coli                  Vice President                   None
12 Whitetail Lane
Bedminster, NJ 07921

Ronald T. Collins            Vice President                   None
710-3 E. Ponce DeLeon Ave.
Decatur, GA  30030

Mary Crooks+                 Vice President                   None

Paul Delli Bovi              Vice President                   None
750 West Broadway
Apt. 5M
Long Beach, NY  11561

Andrew John Donohue*         Executive Vice                   Secretary
                             President & Director

Wendy H. Ehrlich             Vice President                   None
4 Craig Street
Jericho, NY 11753

Kent Elwell                  Vice President                   None
41 Craig Place
Cranford, NJ  07016

John Ewalt                   Vice President                   None
2301 Overview Dr. NE
Tacoma, WA 98422

Katherine P. Feld*           Vice President & Secretary       None

Mark Ferro                   Vice President                   None
43 Market Street
Breezy Point, NY 11697

Wendy Fishler*               Vice President -                 None
                             Financial Institution Div.

Wayne Flanagan               Vice President -                 None
36 West Hill Road            Financial Institution Div.
Brookline, NH 03033

Ronald R. Foster             Senior Vice President -          None
11339 Avant Lane             Eastern Division Manager
Cincinnati, OH 45249

Patricia Gadecki             Vice President                   None
6026 First Ave. South,
Apt. 10
St. Petersburg, FL 33707

Luiggino Galleto             Vice President                   None
10239 Rougemont Lane
Charlotte, NC 28277

Mark Giles                   Vice President -                 None
5506 Bryn Mawr               Financial Institution Div.
Dallas, TX 75209

Ralph Grant*                 Vice President/National          None
                             Sales Manager - Financial
                             Institution Div.

Sharon Hamilton              Vice President                   None
720 N. Juanita Ave. - #1
Redondo Beach, CA 90277

Carla Jiminez                Vice President                   None
609 Chimney Bluff Drive
Mt. Pleasant, SC 29464

Michael Keogh*               Vice President                   None

Richard Klein                Vice President                   None
4011 Queen Avenue South
Minneapolis, MN 55410

Hans Klehmet II              Vice President                   None
26542 Love Lane
Ramona, CA 92065

Ilene Kutno*                 Assistant Vice President         None

Wayne A. LeBlang             Senior Vice President -          None
23 Fox Trail                 Director Eastern Div.
Lincolnshire, IL 60069

Dawn Lind                    Vice President -                 None
7 Maize Court                Financial Institution Div.
Melville, NY 11747

James Loehle                 Vice President                   None
30 John Street
Cranford, NJ  07016

Laura Mulhall*               Senior Vice President -          None
                             Director of Key Accounts

Charles Murray               Vice President                   None
50 Deerwood Drive
Littleton, CO 80127

Joseph Norton                Vice President                   None
1550 Bryant Street
San Francisco, CA  94103

Patrick Palmer               Vice President                   None
958 Blue Mountain Cr.
West Lake Village, CA 91362

Randall Payne                Vice President -                 None
1307 Wandering Way Dr.       Financial Institution Div.
Charlotte, NC 28226

Gayle Pereira                Vice President                   None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit            Vice President                   None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                Vice President                   None
664 Circuit Road
Portsmouth, NH  03801

Tilghman G. Pitts, III*      Chairman & Director              None

Elaine Puleo*                Vice President -                 None
                             Financial Institution Div.

Minnie Ra                    Vice President -                 None
109 Peach Street             Financial Institution Div.
Avenel, NJ 07001

Ian Robertson                Vice President                   None
4204 Summit Wa
Marietta, GA 30066

Robert Romano                Vice President                   None
1512 Fallingbrook Drive
Fishers, IN 46038

James Ruff*                  President                        None

Timothy Schoeffler           Vice President                   None
3118 N. Military Road
Arlington, VA 22207

Mark Schon                   Vice President                   None
10483 E. Corrine Dr.
Scottsdale, AZ 85259

Michael Sciortino            Vice President                   None
785 Beau Chene Dr.
Mandeville, LA 70448

James A. Shaw                Vice President -                 None
5155 West Fair Place         Financial Institution Div.
Littleton, CO 80123

Robert Shore                 Vice President -                 None
26 Baroness Lane             Financial Institution Div.
Laguna Niguel, CA 92677

Peggy Spilker                Vice President -                 None
2017 N. Cleveland, #2        Financial Institution Div.
Chicago, IL  60614

Michael Stenger              Vice President                   None
C/O America Building
30 East Central Pkwy
Suite 1008
Cincinnati, OH 45202

George Sweeney               Vice President                   None
1855 O'Hara Lane
Middletown, PA 17057

Scott McGregor Tatum         Vice President                   None
7123 Cornelia Lane
Dallas, TX  75214

Dave Thomas                  Vice President -                 None
111 South Joliet Circle      Financial Institution Div.
#304
Aurora, CO  80112

Philip St. John Trimble      Vice President                   None
2213 West Homer
Chicago, IL 60647

Gary Paul Tyc+               Assistant Treasurer              None

Mark Stephen Vandehey+       Vice President                   None

Gregory K. Wilson            Vice President                   None
2 Side Hill Road
Westport, CT 06880

Bernard J. Wolocko           Vice President                   None
33915 Grand River
Farmington, MI 48335

William Harvey Young+        Vice President                   None

* Two World Trade Center, New York, NY 10048-0203
+ 3410 South Galena St., Denver, CO 80231

      (c)  Not applicable.

ITEM 30    Location of Accounts and Records

           The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Oppenheimer Management Corporation, at its offices at 3410 South Galena Street, Denver, Colorado 80231.

ITEM 31    Management Services

           Not applicable.

ITEM 32    Undertakings

           (a)  Not applicable.

           (b)  Not applicable.
410/ptc#2

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of October, 1995.

                               OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                               By: /s/ Donald W. Spiro*
                               ---------------------------
                               Donald W. Spiro, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                      Title                Date
----------                      -----                ----

/s/ Leon Levy*                  Chairman of the
--------------                  Board of Trustees    October 26, 1995
Leon Levy

/s/ Donald W. Spiro*            President, Principal
--------------------            Executive Officer
Donald W. Spiro                 and Trustee          October 26, 1995

/s/ George Bowen*               Treasurer and
-----------------               Principal Financial
George Bowen                    and Accounting
                                Officer              October 26, 1995

/s/ Leo Cherne*                 Trustee              October 26, 1995
---------------
Leo Cherne

/s/ Robert G. Galli*            Trustee              October 26, 1995
-------------------
Robert G. Galli

/s/ Benjamin Lipstein*          Trustee              October 26, 1995
----------------------
Benjamin Lipstein

/s/ Kenneth A. Randall*         Trustee              October 26, 1995
----------------------
Kenneth A. Randall




--------------------            Trustee              October __, 1995
Bridget A. Macaskill

/s/ Sidney M. Robbins*          Trustee              October 26, 1995
----------------------
Sidney M. Robbins

/s/ Russell S. Reynolds, Jr.*   Trustee              October 26, 1995
-----------------------------
Russell S. Reynolds, Jr.

/s/ Pauline Trigere*            Trustee              October 26, 1995
--------------------
Pauline Trigere

/s/ Elizabeth B. Moynihan*      Trustee              October 26, 1995
--------------------------
Elizabeth B. Moynihan

/s/ Clayton K. Yeutter*         Trustee              October 26, 1995
-----------------------
Clayton K. Yeutter

/s/ Edward V. Regan*            Trustee              October 26, 1995
--------------------
Edward V. Regan


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact


POWERS/410B

OPPENHEIMER GOLD & SPECIAL MINERALS FUND


EXHIBIT INDEX


Form N-1A
Item No.                        Description

24(b)(11)                       Independent Auditor's Consent

24(b)(16)                       Performance Data Computation Schedule

24(b)(17)(i)                    Financial Data Schedule for Class A Shares